UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2015

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Semiannual Report • 2015

August 3, 2015

Dear Shareholder:

Enclosed you will find the semiannual report for June 30, 2015. I think you will find it makes for interesting reading. In the section on the Parnassus Endeavor Fund, we’re proud to announce that the Endeavor Fund is the best-performing of all the 362 multi-cap core funds followed by Lipper over the ten years ended June 30, 2015.

New Staff Members

Joe Sinha joined Parnassus in May as our Director of Sales and Marketing. Joe has worked in the mutual fund business for over 20 years, most recently at Wells Fargo Asset Management. His experience includes a wide range of functions including client services and distribution and marketing strategy. Joe received his bachelor’s degree in English from the University of Michigan and a master’s degree in business administration (MBA) from the University of Southern California. We’re proud to have someone of Joe’s experience join us at Parnassus.

Another experienced executive we’re proud to welcome to Parnassus is Paula Benone, our new Manager of Human Resources (HR). She is responsible for all HR policies at Parnassus. Prior to joining us, she spent 20 years in the HR field including senior positions with a number of firms, most recently with Insperity. Paula is a member of the Society for Human Resource Management, and she received her bachelor’s degree in psychology from the University of California, Davis.

Kareem Hammoud has joined us as a research analyst, after successfully completing the Parnassus intern program. He received his bachelor’s degree in environmental science from the University of California at Berkeley, where he was a member of the Berkeley Model United Nations.

Jesus Guerrero has joined the Parnassus staff as a senior fund accountant. He has eight years of experience in the financial industry with expertise in fund accounting and administration. Previously, he has worked as a fund accountant at Northern Trust and Citco Fund Services and in fund operations at U.S. Bancorp. Jesus graduated from Saint Louis University, where he studied finance and international business. He is fluent in Spanish and enjoys playing basketball and baseball and reading a good book.

Parnassus Interns

Danyaal Farooqui is an MBA candidate at the Harvard Business School. Previously, he worked in equity research at Capital Group, one of the world’s largest mutual fund companies. Danyaal graduated from the University of Southern California, where he majored in business administration with an emphasis on finance. A native San Franciscan, Danyaal enjoys playing blues guitar in his spare time.

Alex Dergun is an MBA candidate at Columbia Business School. Previously, he worked as a senior researcher at Dodge & Cox, a distinguished San Francisco mutual fund firm, and as an analyst at Voce Capital Management. Alex graduated from the University of California, Berkeley, where he studied business administration and economics. He enjoys acting, dancing and playing sports, and he also speaks fluent Russian.

Sam Silverman is an MBA candidate at the Stanford Graduate School of Business. Previously, he worked at the Boston Consulting Group, a global management consulting firm, and at the Nicklaus Companies, the international business holding company of professional golfer Jack Nicklaus. Sam is a graduate of Yale University (economics) and also studied at Peking University in China and at the London School of Economics. In his free time, he enjoys deep-sea fishing, golfing and traveling.

Chiranjiv Sawhney is an MBA candidate at Columbia Business School and is a fixed-income intern this summer. Previously, he worked as an Emerging Markets Fixed-Income Analyst at the Royal Bank of Scotland in Singapore. He graduated from Singapore’s Nanyang Technological University with a major in engineering and a minor in business. Originally from India, Chiranjiv enjoys traveling and has traveled to over 20 countries on six continents in the last six years. He is an ardent fan of the Indian cricket team.

Semiannual Report • 2015	PARNASSUS FUNDS

Stephanie Shaffer is a sales and marketing intern and an MBA/MPP (Master in Public Policy) candidate at the Lorry I. Lokey Graduate School of Business at Mills College in Oakland, California. Previously, she worked for the City of Eugene, Oregon and the City of Arroyo Grande, California. Stephanie graduated from California Polytechnic State University in San Luis Obispo, California, where she studied city and regional planning and played Division 1 club lacrosse. She enjoys traveling, hiking and snowboarding.

Interning as an analyst with the Parnassus Asia Fund is Lannie Trieu, a junior at the University of California, Berkeley, majoring in business administration and music. Previously, she was a business operations intern at the San Jose Academy of Music. She has also performed traditional music in Vietnam, where local newspapers recognized her as a distinguished musician from abroad.

Robert McHenry, a Parnassus Asia Fund analyst intern, is a senior at the University of California, Berkeley, majoring in conservation and resource studies. He has served as an equity research intern at the Berkeley Investment Group, and spent last summer studying Japanese at Osaka University. He is an avid runner and racquetball player.

Serena Chan is a software engineer intern from the University of California, Berkeley, where she is a senior double-majoring in computer science and economics. She is a member of the Alpha Delta Pi sorority, volunteers at the Ronald McDonald house and enjoys hiking and music. At Parnassus, Serena is a member of the information technology development team, working on enhancing our internal research and business intelligence software tools.

Annie Lin is a software engineer intern and a junior, majoring in computer science and economics at the University of California, Berkeley. At Parnassus, she is a member of the information technology development team, which is improving fund operations and providing business intelligence data solutions. Previously, she worked at LeapYear Technologies and at the UC Berkeley Haas School of Business. Originally from Colorado, Annie is a fan of the Denver Broncos.

Jaclyn Barnhart is an accounting intern at Parnassus and a senior at California Polytechnic State University, San Luis Obispo, where she is a member of the Alpha Chi Omega sorority. At Cal Poly, she is majoring in business administration with a concentration in financial management. She hopes to work in the finance industry after graduation. She enjoys travel, outdoor activities, tennis and San Francisco Giants baseball.

Timothy McIntosh is also an accounting intern at Parnassus. He is a junior at Biola University, where he studies both business management and entrepreneurship; he aspires to one day run his own company. Timothy is an Eagle Scout and a recipient of the Presidential Volunteer Service Award and has participated in various mission trips. In his free time, he enjoys camping, hiking and boating.

Yours truly,

Jerome L. Dodson

President

PARNASSUS FUNDS	Semiannual Report • 2015

Intern Reunion

Below is a photograph of the people attending the Parnassus Intern Reunion in June.

Seated from left to right: Marie Lee, Lana Ariue, Jeanine Corr, Jerome Dodson, Thao Dodson, Rebecca Chau, Lannie Trieu, Rachel Tan and Kathy Brozek. Standing from left to right: Robert Klaber, Robert McHenry, Kareem Hammoud, Iyassu Essayas, Billy Hwan, Russell Caprio, Minh Bui, Todd Ahlsten, Ben Allen, Ian Sexsmith, Danyaal Farooqui, Ben Hom, Ryan Wilsey and Chiranjiv Sawhney.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2015, the net asset value per share (“NAV”) of the Parnassus Fund-Investor Shares was $49.66, so the total return for the quarter was a gain of 0.47%. This compares to a gain of 0.28% for the S&P 500 Index (“S&P 500”) and a loss of 0.22% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), so we beat both benchmarks for the quarter. For the year-to-date, the Fund is up 3.27%, compared to 1.23% for the S&P 500 and 1.87% for the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Fund Investor Shares	9.56	21.47	19.06	10.59	0.84	0.84

Parnassus Fund Institutional Shares	9.58	21.48	19.06	10.59	0.77	0.77

S&P 500 Index	7.41	17.29	17.32	7.88	NA	NA

Lipper Multi-Cap Core Average	5.13	17.18	15.74	7.36	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 0.47%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.77% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that the Fund is well ahead of both benchmarks for every time period. We’re especially proud of the ten-year period, where we’ve earned 10.59% per year compared to 7.88% for the S&P 500 and 7.36% for the Lipper average, making the Parnassus Fund the fifth best-performing fund of the 362 multi-cap core funds followed by Lipper for the ten-year period. (#92 of 748 funds, #37 of 658 funds and #18 of 567 funds for the one-, three- and five-year periods, respectively.)

Company Analysis

The total return for the quarter for the Parnassus Fund was a modest 0.47%. That’s the average of our portfolio of 40 stocks, which includes some big winners, and unfortunately some big losers too. The Fund’s three biggest winners added a combined $1.36 to the NAV, while its three biggest losers subtracted a total of $1.06. We haven’t sold any of our losers, because we expect all of them to recover.

Whole Foods, the big natural-foods supermarket chain, was the company that hurt us the most, as its stock sank 24.3% during the quarter from $52.08 to $39.44 for a loss of 55¢ for each fund share. The stock collapsed after revenue growth missed expectations, and the company announced that it will be launching a new chain of lower-priced stores, named 365. Investors are concerned that the new stores will compete directly with existing Whole Foods outlets, cannibalizing sales and reducing company-wide margins. Although the new stores will take some sales away from the original stores, we think overall growth will be much better, so we like the long-term strategy. The stock is on the bargain table, so we added to our position.

PARNASSUS FUNDS	Semiannual Report • 2015

Motorola Solutions, a provider of communications equipment for public safety workers and enterprises, cut 33¢ from the NAV as its shares fell 14.0%, from $66.67 to $57.34. On April 2nd, Bloomberg reported that a sales process for Motorola had failed, because potential buyers were concerned that the company’s technology could become obsolete. Motorola doesn’t comment on speculation, so the stock fell as investors assumed the worst. While we don’t know whether there was a sales process or not, we’ve researched the ‘technological obsolescence’ concern, and we believe it is inaccurate. In fact, we view new technology as an opportunity to sell more products and services, not as a threat. Subsequent to the Bloomberg report, Motorola reported quarterly earnings that exceeded expectations and raised its annual guidance. We believe the company has a bright future, and the stock is extremely undervalued, so we’re holding onto our position.

As its name implies, Air Lease purchases aircraft and leases them to airlines, and its stock dropped 10.2% from $37.74 to $33.90, slicing 18¢ off the NAV. The stock fell as investors worried that rising interest rates and increasing competition could pressure leasing margins. Air Lease matches the duration of its debt to its leases, and 80% of its debt is fixed-rate, so we believe the company has control of its interest rate exposure. Founder and CEO Steven Udvar-Hazy founded the first aircraft lessor in 1973 (International Lease Finance Corporation, also known as ILFC, which he later sold to AIG), so he’s been through many interest rate cycles, and we expect Air Lease to fly through this one as well. The company has an order book of 411 aircraft, almost twice as large as its current fleet of 223 aircraft, and has already entered into lease agreements on many of these planes. These contracts should generate impressive earnings growth for many years to come.

Our biggest winner was optical networking company Ciena, which contributed 55¢ for each Parnassus Fund share, soaring 22.6% from $19.31 to $23.68. The company reported quarterly earnings that were above expectations, along with a record amount of new orders. Revenue from non-telecom customers grew to 33% of the total, as sales to cable companies and data centers are growing rapidly, which is diversifying the company away from its historical reliance on telecom carriers. Ciena also announced the acquisition of Petaluma, California-based Cyan for $400 million, which will enhance Ciena’s position in the network virtualization market.

Altera Corporation, a leading manufacturer of field programmable gate arrays (FPGAs), a type of semiconductor that customers configure on their own, added 45¢ to each fund share. The stock went from $42.91 to $51.20, as it agreed to be acquired by Intel, the giant semiconductor company. Intel is looking for new sources of growth, so it agreed to pay $54 for each share of Altera. What’s interesting, though, is that the stock is selling for only $51.20 a share, while Intel will pay $54 sometime during the next nine months. We aren’t selling our shares yet, because the annualized return until the transaction closes is attractive. Please see the Parnassus Endeavor Fund’s quarterly report for a more detailed explanation of our thinking.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, rose 19.3% from $98.13 to $117.08, while adding 36¢ to the NAV. Demand for Gilead’s hepatitis C drugs continues to be strong with clinicians starting to focus on broader patient access. The company increased its expected number of hepatitis C patients by 50,000, estimating that more than 250,000 patients would be treated this year in the United States. This contributed to the company’s

Parnassus Fund as of June 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Altera Corp.	6.1%

Perrigo Co. plc	4.9%

International Business Machines Corp.	4.5%

Motorola Solutions Inc.	4.1%

Whole Foods Market Inc.	3.8%

Ciena Corp.	3.7%

Google Inc., Class A	3.6%

Air Lease Corp.	3.2%

Allergan plc	3.2%

American Express Co.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2015	PARNASSUS FUNDS

increasing its 2015 sales forecast by $2 billion to bring the total estimate in the range of $28 to $29 billion for the year. Gilead also highlighted steady progress in its new product pipeline with an emphasis on HIV therapies.

Outlook and Strategy

(Note: This section applies to both the Parnassus Fund and the Parnassus Endeavor Fund.)

The U.S. economy continues to hum along, as more than 200,000 new jobs are being created each month, and the unemployment rate has fallen to 5.3%. The housing market is healthy, with prices rising at a 4% annual rate, and consumer confidence is at its highest level since 2007. As we would expect at this point in the economic cycle, the Federal Reserve is preparing to raise interest rates to temper growth and protect the economy from overheating.

It’s been almost ten years since the last time the Federal Reserve raised its benchmark Federal Funds rate, so some companies and investors may be caught off-guard by its impact. The Parnassus Fund has lived through several interest rate cycles over its 31-year history, and we’ve learned valuable lessons from the experience. We believe the Parnassus Fund and the Parnassus Endeavor Fund are well positioned for the anticipated rate hike.

Our list of beneficiaries from an interest rate hike starts with Charles Schwab, the San Francisco-based bank and brokerage firm, as it will earn more on its portfolio of investment securities, its margin loans to investors and on the money market funds it manages. Traditional banks should benefit as well, as the spread between the interest received on their loans and the interest paid on their deposits, widens. Banks with a higher percentage of variable rate loans, and a higher percentage of non-interest paying deposits, will see their spreads widen the most. Capital One, First Horizon National and Wells Fargo all fit into this category. Insurers should benefit too, as they invest the premiums they receive in bonds until the claims have to be paid. This bodes well for Progressive, the auto insurer, and Essent Group, the mortgage insurer.

While the benefits to these companies from higher interest rates are easy to understand, we also own several companies where the benefits are less obvious. Often, these are the stocks that will rise the most, as their valuations aren’t reflecting the potential benefits.

Redwood Trust acquires jumbo residential mortgages from banks, packages them into securities and sells them to fixed-income investors. Persistently low interest rates have enticed many banks to retain most of their 30-year fixed rate jumbo mortgages by funding them with short-term deposits. When rates rise, this funding strategy will no longer be prudent, and we expect securitization volumes and Redwood’s earnings to jump.

We expect Expeditors International, a freight forwarder, to benefit if higher interest rates cause shippers to shift some deliveries from ocean to air. While air deliveries are much faster than ocean ones, they’re also more expensive. With interest rates near zero, a shipper’s cost of financing its inventory while it slowly moves across the ocean is very low. However, when interest rates rise, so will the inventory financing cost, which will increase the attractiveness of airfreight, and boost Expeditors’ earnings. The company makes more money from airfreight than ocean-shipping.

Losers in a rising interest rate environment include heavily indebted companies, because the costs of financing that debt will increase. We have always approached highly leveraged companies with caution, and as a result our funds each have companies with a lower net debt-to-common equity ratio than the S&P 500.

Stocks with high dividend yields also tend to underperform in a rising interest rate environment, as conservative, yield-seeking investors sell these stocks to buy bonds at the higher coupon rates. While we like dividends (who doesn’t like getting a check in the mail?), our Funds’ dividend yields are below that of the S&P 500 because we focus on companies that can grow their dividends, not on those that are simply paying a big one.

We’re proud of how the Parnassus Fund and the Parnassus Endeavor Fund have fared since the last interest rate hike, and our goal is to extend the Funds’ strong performance.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2015, the NAV of the Parnassus Core Equity Fund-Investor Shares was $40.02. After taking dividends into account, the total return for the second quarter was negative 0.41%. This compares to a gain of 0.28% for the S&P 500 Index (“S&P 500”) and a loss of 1.08% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). For the first half of 2015, the Fund posted a loss of 1.19%, which compares to a gain of 1.23% for the S&P 500 and a loss of 0.50% for the Lipper average.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods ended June 30, 2015.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Core Equity Fund Investor Shares	4.46	17.97	16.29	10.20	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	4.67	18.16	16.50	10.40	0.67	0.67

S&P 500 Index	7.41	17.29	17.32	7.88	NA	NA

Lipper Equity Income Fund Average	1.74	13.63	14.29	7.08	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.17%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Second Quarter Review

The Fund generated a modest loss for the quarter and trailed the S&P 500 by 69 basis points (a basis point is 1/100th of 1%). Sector allocation detracted from our performance, as we had overweight positions in the index’s two worst performing sectors: utilities and industrials. The Fund also suffered from having relatively light exposure to financial and consumer discretionary stocks, which were two of the best performing sectors in the index.

As for individual security selection, the Fund had three losers that each reduced the NAV by 13¢ or more. The Fund’s worst performer was Motorola Solutions, a provider of communications equipment for public safety workers and enterprises. This stock cut 22¢ from the NAV as its shares fell 14.0%, from $66.67 to $57.34. On April 2nd, Bloomberg reported that a sales process for Motorola had failed, because prospective buyers were concerned about potential technological obsolescence of the company’s products. In response to this rumor, the stock fell 8% in just two days. We have no idea if there really was a sales process, but we’re convinced that the technological obsolescence concern is inaccurate. To the contrary, we think that shifts in technology represent opportunities for Motorola to grow their business over the long-term.

Iron Mountain, a real estate investment trust that offers storage and information services, fell 15.0% from $36.48 to $31.00 and trimmed the NAV by 18¢. During the quarter, Iron Mountain’s agreement to buy rival storage company Recall Holdings sparked a debate amongst analysts about the company’s high debt levels and ability to fund its generous dividend. We think that Iron Mountain’s cash flows are durable, and that an acquisition of Recall should improve the health of the company’s balance sheet, so we added to the position during the quarter.

Semiannual Report • 2015	PARNASSUS FUNDS

Applied Materials, a maker of equipment used in semiconductor manufacturing, dropped 14.8% from $22.56 to $19.22 for a loss of 13¢ for each fund share. The stock fell after the U.S. Department of Justice ruled against the company’s planned merger with Tokyo Electron Limited. This merger would have created a company big enough to satisfy about a quarter of global chip-equipment demand, and would have boosted Applied Materials’ earnings prospects. Despite this setback, we still believe that Applied Materials’ future is bright, as it will benefit from the semiconductor industry’s long-term adoption of more advanced transistor manufacturing technology.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, was our biggest winner for the quarter. This stock rose 19.3% from $98.13 to $117.08, while adding 24¢ to the NAV. Despite increased price discounts and more competition in its hepatitis C franchise, Gilead recently raised its 2015 sales forecast by $2 billion to a range of $28 to $29 billion. At the same time, management increased its guidance for the number of hepatitis C patients treated by 50,000. In just the United States, management now projects that they will treat more than 250,000 patients in 2015. The company also highlighted steady progress for its other products, including its next generation of therapies for HIV, which should launch over the next six-to-twelve months.

Mondelez, a leading snacks company with iconic brands such as Oreo, Cadbury and Trident, added 17¢ to each fund share, as its stock rose 14.0% from $36.09 to $41.14. The company reported better than expected earnings, driven by strong revenue growth and cost reductions. Mondelez is making great strides in cutting expenses by eliminating excess manufacturing facilities, reducing overhead and discontinuing unprofitable products. We expect Mondelez to continue delivering strong earnings growth, due to its exposure to fast-growing food categories and geographies and rigorous cost discipline.

Perrigo, the leading producer of store-brand over-the-counter drugs, climbed 11.6% from $165.55 to $184.83 for a gain of 16¢ to the NAV. The stock spiked in early April when Mylan, a large generic drug manufacturer, announced its offer to buy Perrigo. The initial offer was valued at $205, but Perrigo’s board rejected this deal. In response, Mylan improved its offer twice. The latest deal terms are $75 in cash plus 2.3 Mylan shares for each Perrigo share, a combination worth $231 as of June 30th. One problem with this offer is that Mylan’s stock price has been inflated because Teva, a rival to Mylan, has expressed interest in paying a premium to buy Mylan. This is a key reason why Perrigo’s board hasn’t agreed to the deal. Regardless of how this potential acquisition process resolves itself, we believe that Perrigo’s stock is undervalued, given the company’s competitive advantages and strong growth prospects.

Outlook and Strategy

The Fund’s performance so far this year has been disappointing, but we’re confident that the second half of 2015 will be better than the first. We believe that almost all of our poorly performing holdings this year have suffered from temporary issues, poor market sentiment or in some cases both. Because we think these stocks will recover before too long, we didn’t exit any of our losers in the second quarter. On the contrary, we have been adding to the majority of our significant laggards.

We took advantage of the good performance of certain of our stocks to harvest some gains. Particularly noteworthy is the reduction of our

Parnassus Core Equity Fund as of June 30, 2015 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Danaher Corp.	4.4%

Pentair plc	3.8%

Mondelez International Inc., Class A	3.7%

Motorola Solutions Inc.	3.7%

eBay Inc.	3.4%

Gilead Sciences Inc.	3.3%

CVS Health Corp.	3.1%

United Parcel Service Inc.	3.1%

Procter & Gamble Co.	3.0%

Allergan plc	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2015

exposure to biotechnology and pharmaceutical stocks, which we cut from 12% of the portfolio to 10% during the quarter. This collection of stocks has had an incredible multi-year run, leaving their valuations at levels where we think less exposure to the group is prudent.

We added two stocks to the Fund in the quarter. The first is Danaher, a holding company with an eclectic mix of subsidiaries ranging from sophisticated medical devices to a label printing business. What links all of these holdings is an outstanding culture anchored by a formalized system of continuous improvement called Danaher Business System (DBS).

Just after we starting buying Danaher’s shares, management announced its intention to split the corporation into two separate holding companies. This transaction should be completed by the end of 2016. We think this restructuring is a good idea, because the resulting companies will have more focused strategies to grow organically and through acquisitions.

The second new investment is John Deere, the leading seller of agricultural equipment in North America. We have long admired Deere’s competitive advantages, as exemplified by the company’s extensive dealer network, robust research and development efforts and powerful brand. Furthermore, we think that the increased capital intensity of farming is a global trend that should benefit the company for decades.

The timing of an investment in a company whose fortunes are as cyclical as Deere’s is difficult. What mitigates this risk, in our view, is the fact that expectations for Deere’s earnings have come down considerably over the last two years. For the year ending in October of 2016, the consensus estimate for Deere’s earnings is approximately $5.25 per share. At the end of 2013, Wall Street expected the company to make more than $8.00 per share for the same twelve-month period. We like the fact that the bar has been lowered for near-term earnings, and we’re very optimistic about Deere’s long-term prospects.

With the addition of Danaher and Deere, our industrials exposure increased to 22%, which is the largest sector allocation in the portfolio. We also have significant concentration in the technology and consumer staples sectors. Compared to the index, we have very little invested in financials, consumer discretionary and energy stocks. These three sectors, which are highly cyclical, represent over a third of the S&P 500 by market capitalization, but they are only 13% of our holdings. Given these sector weightings, and other fund characteristics, we consider our portfolio to be somewhat defensively positioned, compared to the index.

Despite our disappointing year so far, we are confident that our process will lead to strong, risk-adjusted returns over the long-run. Our portfolio holdings all have great business prospects and attractive risk-reward profiles. We appreciate your trust in us and your investment in the Fund.

Thank you,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2015, the NAV of the Parnassus Endeavor Fund-Investor Shares was $31.33, so the total return for the quarter was 1.62%. This compares to 0.28% for the S&P 500 Index (“S&P 500”) and a loss of 0.22% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), so we beat both benchmarks for the quarter. For the year-to-date, the Fund is up 4.61%, compared to 1.23% for the S&P 500 and 1.87% for the Lipper average.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Endeavor Fund Investor Shares	13.85	22.00	19.48	12.08	1.02	0.95

Parnassus Endeavor Fund Institutional Shares	13.88	22.01	19.49	12.09	0.87	0.83

S&P 500 Index	7.41	17.29	17.32	7.88	NA	NA

Lipper Multi-Cap Core Average	5.13	17.18	15.74	7.36	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 1.00%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. As you can see, the Fund has beaten all the benchmarks for all time periods. Most remarkable is the fact that the Parnassus Endeavor Fund has outperformed the S&P 500 for the last ten years by an average of more than four percentage points per year. The Parnassus Endeavor Fund is also the best-performing of the 362 multi-cap core funds followed by Lipper for the ten-year period. (#2 of 748 funds, #26 of 658 funds and #11 of 567 funds for the one-, three- and five-year periods, respectively.)

Company Analysis

During the quarter, four companies each added 10¢ or more to the value of each fund share, and there were three companies that subtracted 10¢ or more from the NAV. A supermarket chain, a logistics company and a designer of smartphone chips hurt the Fund the most, while the winners include a telecommunications company, a biotechnology company, a semiconductor company and a tractor-manufacturer.

Whole Foods, the big natural-foods supermarket chain, was the company that hurt us the most, as its stock sank 24.3% during the quarter from $52.08 to $39.44 for a loss of 33¢ for each fund share. The stock collapsed after revenue growth missed expectations, and the company announced that it will be launching a new chain of lower-priced stores, named 365. Investors are concerned that the new stores will compete directly with existing Whole Foods outlets, cannibalizing sales and reducing company-wide margins. Although the new stores will take some sales away from the original stores, we think overall growth will be much better with the additional concept, so we like the long-term strategy. The stock is on the bargain table, so we added to our position.

Qualcomm, a major provider of software and designer of smartphone chips, sliced 13¢ off the

PARNASSUS FUNDS	Semiannual Report • 2015

NAV, as it dropped 9.7% from $69.34 to $62.63. Management recently issued weak guidance, as the company’s semiconductor business ceded market share to competitors. Sales to Samsung dropped, and competition from Chinese firms undercut its prices. Qualcomm is now very undervalued, and we’re holding onto the stock, since we think the company’s scale and innovative track record will help it regain market share. The company’s plan to improve its margins by reducing costs should help the shares, as will its decision to repurchase $10 billion of stock.

The other stock that had a substantial negative impact on the Fund was C.H. Robinson, the logistics company that specializes in brokering cargo for truckers. This issue sank 14.8% from $73.22 to $62.39 for a loss of 12¢ for each fund share. The reason it dropped is because oil prices moved sharply lower, but it’s not immediately obvious why this was the cause. On the surface, it seems like a drop in fuel prices should help the company, since it would lower truckers’ operating expenses, which should be good for both the truckers and the brokers. However, lower gas prices meant the company received lower fuel surcharges from shippers. While these surcharges were meant to be a pass-through from shippers to truckers, it turned out that brokers were actually keeping a small percentage of the surcharge for themselves, and the reduction in the surcharge had a negative effect on the bottom-line.

The other factor is that shipments of oil-drilling equipment and materials have declined with the price of oil, so cargo volumes have dropped. We expect this supply-demand relationship to change as the economy continues improving, so that freight volumes will increase, and Robinson will able to charge shippers more for access to its industry-leading carrier network.

The big winner for the quarter was Altera Corporation, a maker of field programmable gate arrays (FPGA’s), a special kind of semiconductor used in a wide range of products including communications, automotive, medical, computing and many other industries. Altera contributed 32¢ to each fund share during the quarter, as its stock climbed 19.3% from $42.91 to $51.20, as it agreed to be acquired by Intel, the giant semiconductor company. Intel is looking for new sources of growth, so it agreed to pay $54 for each share of Altera. What’s interesting, though, is that the stock is selling for only $51.20 a share, while Intel will pay $54 sometime during the next nine months. This is one of those anomalies that sometimes occur in capital markets. In any case, I decided to take advantage of this situation and put 11% of the portfolio into Altera’s stock. This is very unusual for Parnassus, since we normally like to put no more than 5% of assets into any one company, and in fact, the SEC requires a diversified fund like ours to have no more than 5% of our assets in any one company with regard to 75% of the portfolio.

However, we had a lot of cash in the Parnassus Endeavor Fund, because of substantial inflows, and we were having difficulty finding bargains, since the market appears to be fully-valued. Also, low interest rates mean we can only earn about one-half of one percent on our cash balances. Given this situation, I decided to invest much of our spare cash in Altera. Although there is some slight risk that the deal might fall through, and Altera’s stock would fall into the low 40’s, I decided to take a chance.

Here’s my thinking. Intel has the cash, and they need an acquisition like Altera to get the company growing again, so the chances of a break-up are slight. At a cost of $51.20 a share, and a purchase by Intel at $54 per

Parnassus Endeavor Fund as of June 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Altera Corp.	11.1%

International Business Machines Corp.	4.8%

QUALCOMM Inc.	4.7%

Perrigo Co. plc	4.6%

American Express Co.	4.6%

Whole Foods Market Inc.	4.2%

Applied Materials Inc.	4.1%

Citrix Systems Inc.	4.1%

Intel Corp.	3.8%

W.W. Grainger Inc.	3.8%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2015	PARNASSUS FUNDS

share with an estimated completion date of nine months and including three dividends of 18¢ each, the return would be 6.5%. That’s a lot better than 0.5%, so we took a calculated gamble.

Ciena Corporation, a major provider of optical equipment for use in telecommunications, added 25¢ to the NAV, as its stock climbed 22.6% from $19.31 to $23.68. Prior to 2008, Ciena’s stock had been a high-flyer, then came back to earth when demand for telecommunications equipment plummeted after the financial crisis. For years, Ciena did not earn any money at all, because its operations were geared to a much higher level of revenue. In 2009, Ciena purchased the Metro Ethernet Networks business from bankrupt Nortel Networks of Canada, and this greatly expanded its business, but profitability only came in the past two years. Ciena has some great products and is now practicing cost control, so the future looks much brighter than the past.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, rose 19.3% from $98.13 to $117.08, while adding 22¢ to the NAV. Demand for Gilead’s hepatitis C drugs continues to be strong with clinicians starting to focus on broader patient access. The company increased its expected number of hepatitis C patients by 50,000, estimating that more than 250,000 patients would be treated this year in the United States. This contributed to the company’s increasing its 2015 sales forecast by $2 billion to bring the total estimate in the range of $28 to $29 billion for the year. Gilead also highlighted steady progress in its new product pipeline with an emphasis on HIV therapies.

Deere & Co., the farm-equipment manufacturer, added 11¢ to the NAV, as its stock rose 10.7% from $87.69 to $97.05. For the past two years, Deere’s revenue has declined as crop prices have fallen, and farmers have put off buying new tractors. This quarter, the company reported another decline in revenue, but the stock rose because earnings exceeded expectations, as Deere cut costs and streamlined its manufacturing process. The stock moved higher at the end of the quarter, after corn, wheat and soybean prices all moved higher, as excessive rain in the Midwest lowered crop yields. Farmers tend to buy new equipment when their incomes increase, so even though they haven’t gone down to the Deere dealership yet to place their orders, the stock moved higher in anticipation.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2015, the NAV of the Parnassus Mid Cap Fund-Investor Shares was $27.24, so the total return for the quarter was a loss of 2.37%. This compares to a loss of 1.54% for the Russell Midcap Index (“Russell”) and a loss of 0.68% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core fund followed by Lipper (“Lipper average”). For the first half of 2015, we are behind both the Russell and the Lipper average, as we have posted a loss of 0.58%, compared to a return of 2.35% for the Russell and 3.09% for the Lipper average.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Mid Cap Fund Investor Shares	3.53	15.07	16.25	9.05	1.09	0.99

Parnassus Mid Cap Fund Institutional Shares	3.65	15.11	16.28	9.07	0.94	0.85

Russell Midcap Index	6.64	19.26	18.23	9.40	NA	NA

Lipper Mid-Cap Core Average	4.92	17.65	16.15	8.17	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was (1.12)%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Second Quarter Review

The Fund trailed the Russell by 83 basis points (a basis point is 1/100th of 1%) and the Lipper average by 169 basis points for the quarter. We typically outperform our benchmarks during down markets, so the Fund’s second quarter performance was disappointing. That said, several holdings experienced temporary setbacks and we believe they should recover in subsequent quarters. Our stock selection had a greater impact on the Fund’s return than sector allocation. The Fund’s three biggest losers lowered the NAV by 35¢, while its top three winners only added 31¢.

The Fund’s worst performer during the quarter was Motorola Solutions, a provider of communications solutions for public safety workers and enterprises. The stock fell 14.0% from $66.67 to $57.34, reducing the NAV by 12¢. On April 2nd, Bloomberg reported that management failed to sell the company because potential buyers were concerned that the company’s technology could become obsolete. Motorola doesn’t comment on speculation, so the stock fell as investors assumed the worst. While we don’t know whether there was a sales process or not, we’ve researched the ‘technological obsolescence’ concern and believe it is inaccurate. In fact, the technology evolution in Motorola’s market will be an incremental opportunity for the company. Subsequent to the Bloomberg article, Motorola raised its annual guidance after reporting better than expected quarterly earnings. We added to our position on the weakness, since we believe that the current market consensus is significantly underestimating the long-term earnings power of the company. We’re also enthusiastic about Motorola’s substantial product backlog and solid free cash flow generation.

Semiannual Report • 2015	PARNASSUS FUNDS

Autodesk, the leading provider of design software for architects, engineers and designers, fell 14.6% from $58.64 to $50.08, decreasing the NAV by 12¢. The company reported better than expected earnings but provided a weak outlook for the second quarter due to a combination of sluggish demand in Japan and Russia and currency headwinds. The company continues to make solid progress with its transition to a cloud-based subscription business model, which we believe will support strong recurring revenues and compelling cash flow growth ahead.

Dominion Diamond, a major producer of rough diamonds with operations in Canada, dropped 18.0% from $17.09 to $14.01 for a decrease of 12¢ to each fund share. Severe weather conditions and unplanned maintenance hurt the company’s production volumes, causing Dominion to miss earnings during the quarter. Weak pricing trends for rough diamonds, driven by tepid end-market demand from Chinese consumers and a less favorable sales mix of stones, also weighed on the shares.

The Fund’s biggest winner was First Horizon National, which owns First Tennessee Bank, a 150-year-old regional bank with the largest market share in Tennessee. The stock rose 9.7% from $14.29 to $15.67, adding 13¢ to the NAV. The company saw a sharp acceleration in loan growth, which boosted earnings during the quarter. The stock moved higher after the company settled a lawsuit with the U.S. Department of Housing and Urban Development that related to its old national home-lending business. We expect the company to benefit from an extensive loan pipeline, cost savings initiatives and incremental capital deployment opportunities. Rising interest rates also bode well for the company, since 65% of its loans are at a floating rate that would reprice as rates go up, resulting in more profitable loans.

SEI Investments, an investment-technology solutions-provider and asset-manager, added 9¢ to each fund share, as its stock increased 11.2% from $44.09 to $49.03. The company delivered better than expected sales results across each of its segments, with notable strength coming from its advisors segment, which added a record number of new clients during the quarter. SEI has made a significant investment in its market-leading technology, the SEI Wealth Platform, over the past several years, which compressed operating margins. As the company nears the completion of its technology build-out, we believe SEI’s operating margins will rebound, resulting in higher profits.

Pentair, a diversified industrial company with a leading position in pumps, filters, valves and thermal solutions, added 9¢ to each fund share, as its stock increased 9.3% from $62.89 to $68.75. The stock gained 6.7% on the last day of the quarter after Trian Fund Management announced a 7.2% stake in the company, becoming one of the company’s largest shareholders. The activist investor recommended that the company improve shareholder value by consolidating the fragmented industry through accretive mergers and acquisitions. We believe Pentair has a long runway for growth, paved by additional consolidation opportunities and favorable secular trends related to the build-out of water infrastructure.

Outlook and Strategy

The Russell reached an all-time high during the quarter and is now up an impressive 266% since the March 2009 low. So far this year, mid-cap stocks are performing better than small- and large-cap stocks. As we continue in the 7th year of the bull market, mid-cap stocks have climbed to almost 20 times forward earnings estimates. This is much higher than the 15 times multiple at which the Russell was trading in 2009.

Parnassus Mid Cap Fund as of June 30, 2015 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

First Horizon National Corp.	4.2%

Pentair plc	3.3%

SEI Investments Co.	3.3%

Motorola Solutions Inc.	3.2%

Patterson Companies Inc.	2.9%

Compass Minerals International Inc.	2.8%

Xylem Inc.	2.7%

Essent Group Ltd.	2.6%

Thomson Reuters Corp.	2.6%

Iron Mountain Inc.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2015

Stocks are more expensive than they’ve been for years. We own plenty of businesses that will perform well if the economy continues to grow and the market rises, but we’re also prepared if the market heads south. Compared to the Russell, the Fund has fewer highly cyclical consumer discretionary stocks. Furthermore, our largest consumer holdings, including Thompson Reuters and Shaw Communications, are less economically sensitive and generate a high degree of recurring revenue. These wide-moat businesses trade at compelling valuations, consistently generate significant free cash flow and have attractive growth prospects.

The Fund also continues to own fewer financial stocks than the Russell, where we find it harder to find companies that meet our investment criteria. However, we have gradually increased our exposure to existing holdings such as First Horizon, Charles Schwab and SEI Investments. All three of these companies have solid return profiles and stable balance sheets. They will also benefit from rising interest rates. For example, First Horizon’s net interest margin, or the spread between the short-term rates at which the company borrows and the higher rates at which the company lends, will expand as interest rates move up, resulting in higher profits.

Our largest concentration of stocks, as of the quarter-end, was in the industrial sector. About half of our holdings in this sector are less cyclical business services companies, such as Verisk Analytics and Waste Management, with steady growth, long-term secular drivers and difficult-to-replicate assets. Many of our holdings, such as Pentair and Xylem, also have significant aftermarket businesses with annuity-like income streams, which will enable them to generate meaningful earnings and cash flow growth even in weak economic periods.

The Fund seeks to own durable, high-quality businesses that can grow intrinsic value faster than our benchmark. We’re confident that the Fund should outperform the market over the long-term by participating in up markets, providing downside protection in bear markets and avoiding permanent capital losses in severe market corrections.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of June 30, 2015, the NAV of the Parnassus Asia Fund-Investor Shares was $16.81, so for the quarter the Fund lost 2.32%. This compares to a gain of 0.71% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 1.24% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific region funds followed by Lipper (“Lipper average”). For the first half of 2015, we are behind both the MSCI Index and the Lipper average, as we have posted a gain of 0.54%, compared to a return of 7.54% for the MSCI Index and 6.66% for the Lipper average.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Asia Fund Investor Shares	-2.03	5.91	3.53	1.25

Parnassus Asia Fund Institutional Shares	-1.96	5.95	3.48	1.22

MSCI AC Asia Pacific Index	3.12	4.19	NA	NA

Lipper Asia Pacific Region Average	2.78	2.74	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was (6.09)%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left, you will find a table that compares the Parnassus Asia Fund with the MSCI Index and the Lipper average for the one-year period and for the period since inception on April 30, 2013.

For the quarter, the Asia Fund lagged both its benchmarks by a wide margin. We trailed the MSCI Index by over three percentage points and the Lipper average by three-and-a-half percentage points. Our significant underweight position in Japan again caused some of the underperformance, but multiple other factors including weaker stock picks in Indonesia, Singapore and greater China worked against us. Despite lagging for the quarter, we’re ahead of both benchmarks for the period since inception.

Company Analysis

Four companies each knocked 7¢ or more from the NAV, while four companies added more than 6¢ to the value of each fund share.

The Fund’s worst performer during the quarter was Bank Rakyat of Indonesia, which saw its stock plummet 23.7% from $1.01 to 77¢, slicing 9¢ from the value of each fund share. The bank reported weaker than expected profits for the first five months of the year, mainly because two state-owned enterprises did not borrow as much money as the bank expected. Management also had to set aside more reserves for questionable loans. The stock fell further, when the government reduced the cap on interest rates for micro loans, which account for about a third of the bank’s business.

Samsung Electronics reduced the value of each fund share by 7¢, as its stock price dropped 12.8% from $1,298 to $1,132. The South Korean consumer electronics giant ranks first in sales of mobile phones worldwide and second in semiconductors (behind Intel). The stock dropped because of a high-profile proxy battle by an activist investor, who is trying to keep the Samsung Group’s controlling family from

PARNASSUS FUNDS	Semiannual Report • 2015

tightening its grip on the company. Meanwhile, operating earnings have improved, as Samsung’s new memory, logic and display technology products gain acceptance in the marketplace. Given the company’s improving fundamentals, the stock should move higher when the proxy battle is resolved.

The stock of Bank Danamon fell 17.8% from 39¢ to 32¢, reducing the value of each fund share by 7¢. Danamon is Indonesia’s sixth largest bank by assets and one of the country’s largest credit card issuers. A combination of weak margins, lackluster loan growth and declining asset quality caused net profit to fall 21%. Diminished consumer purchasing power and softer economic growth in Indonesia also pressured the company’s earnings. However, Danamon’s capital should be sufficient to withstand the earnings setback.

OSIM International, a Singapore-based retailer of healthy lifestyle products, took 7¢ off the NAV as its stock dropped 13.9% from $1.43 to $1.23. The company makes and markets a range of consumer and household products including massage chairs, fitness and diagnostic equipment, vitamins, supplements and tea. A lack of new products caused profits to drop 53% in the second quarter. OSIM also incurred significant costs in connection with its acquisition of a high-end branded tea business. Margins, however, have remained steady at the firm, and the company is buying back stock.

The Fund’s biggest winner was Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment. Hermes increased the value of each fund share by 9¢, as its stock price climbed 12.6% from $57.54 to $64.77. The company develops and markets electron-beam (E-beam) inspection tools for semiconductor-manufacturers for use in testing for defects in silicon wafers. As the process of manufacturing semiconductors becomes more complex, chipmakers are shifting away from older optical-inspection technology to Hermes’ products. Hermes again announced record-breaking revenue and operating profits, due to new applications of its core E-beam technology and enhanced product offerings, including the launch of a new hot-spot monitoring model. Though we like the stock’s long-term growth prospects, we trimmed our position due to higher valuation.

Hong Kong-based SITC International Holdings added 9¢ to the NAV, as its stock rose 25.1% from 53¢ to 66¢. The shipping-and-logistics company covers 53 trade lanes connecting major ports across ten countries in Asia. Its operations are divided between sea and land, which allows the company to cross-sell its services to clients. This year SITC is expected to receive ten new fuel-efficient ships that will reduce operating expenses. The company should also benefit from increased trade among Vietnam, the Philippines, Malaysia and Indonesia.

PT Asuransi, an Indonesian insurance company, contributed 8¢ to the NAV, as the stock soared 58.5% from 237 Indonesian rupiah ($0.0181) to 384 rupiah ($0.0288). The company sells policies that insure cars, property, cargo, health and human life against sudden misfortune such as accidents, fire, damage, disability and death. Although operating results were weak, the stock climbed higher when the company said it would merge with Panin Insurance, the general insurance arm of its parent company. The merger makes it easier for both entities to maintain profitability through economic cycles, and investors cheered the combination.

Parnassus Asia Fund as of June 30, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Altera Corp.	4.9%

KDDI Corp.	3.9%

Hermes Microvision Inc.	3.9%

MediaTek Inc.	3.5%

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3.4%

Sun Art Retail Group Ltd.	3.0%

Rakuten Inc.	3.0%

Manila Water Co.	2.9%

Keppel Corp., Ltd.	2.9%

Lenovo Group Ltd.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2015	PARNASSUS FUNDS

Fast Retailing boosted the Fund’s NAV by 6¢, as its stock rose 17.3% from $387 to $453. The Japanese company opened its first store in 1949 and introduced its UNIQLO-branded line of clothing in Hiroshima in 1984. Today it sells low-price, high-quality merchandise across Japan, China, Hong Kong and Korea. Revenue grew faster than expected, as customers snapped up the company’s core winter jackets and high-end apparel. Business was especially brisk outside of Japan, driven by rapid store openings and improved productivity per store, particularly in the Greater China region. Management also raised its guidance for the full year, sending the company’s stock price higher. The company is also building a network of stores in the United States. It plans to open 18 new Uniqlo stores in the fall, joining the 21 already established.

Outlook and Strategy

One reason for the Fund’s underperformance was our allocation to Japan. During the quarter, the overall Japanese market rose 3.1% in U.S. dollar terms, after accounting for a 2% fall in the value of the yen. The Parnassus Asia Fund’s Japanese holdings actually went up more, rising 3.8% in U.S. dollar terms. This means we picked better stocks than the market as a whole, but we still underperformed due to the Fund’s significant underweight in the country (Japan makes up over 40% of the MSCI Index and only 12% of the Parnassus Asia Fund). Prime Minister Abe is making good progress on economic reforms, and consumer confidence is returning to the country, but stock market valuations remain high for the level of returns that most Japanese companies provide. We added one new Japanese stock to the Fund during the quarter and continue to look for high-quality Japanese names at reasonable valuations.

Parnassus Asia Fund as of June 30, 2015 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian Companies.

The Chinese stock market surged this year to end the quarter as Asia’s best-performing market (Hong Kong was in second place). In April, the Chinese government lifted bans that prevented individual investors from owning multiple brokerage accounts and from buying shares on margin. As a result, retail investors eager to cash in on the trend of rapidly rising share prices bought stocks in droves with borrowed money. The speculation mainly affected companies listed on the Shanghai and Shenzhen stock exchanges, which are excluded from the MSCI Index, but the impact spilled over to the Chinese and Hong Kong components of the MSCI Index as well. About 14% of the MSCI Index consists of shares in Chinese companies that foreign investors can buy. Though we increased our exposure to the Chinese market over the quarter, we also avoided stocks whose prices rose in a manner disassociated from their underlying fundamentals and so underperformed the greater Chinese market. However, we believe our more conservative stance should be rewarded when China’s stock market eventually retreats.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2015, the NAV of the Parnassus Fixed Income Fund-Investor Shares was $16.51, producing a loss for the quarter of 1.35% (including dividends). This compares to a loss of 1.68% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 2.68% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”). For the first half of 2015, the Fund posted a gain of 0.09%, as compared to a loss of 0.10% for the Barclays Aggregate Index and a loss of 0.83% for the Lipper average.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2015

Parnassus Fixed Income Fund Investor Shares	1.11	0.68	2.43	4.16	0.78	0.68

Parnassus Fixed Income Fund Institutional Shares	1.14	0.69	2.43	4.16	0.65	0.58

Barclays U.S. Aggregate Bond Index	1.86	1.83	3.35	4.44	NA	NA

Lipper A-Rated Bond Fund Average	0.99	2.45	4.27	4.36	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was (1.05)%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contains this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.80%, and the unsubsidized SEC yield was 1.67%.

Second Quarter Review

Despite a tough second quarter for the bond market due to rising interest rates, the Parnassus Fixed Income Fund held up quite well and outperformed the Barclays Aggregate Index. Our loss of 1.35% was significantly less than the 1.68% decline for the Barclays Aggregate Index and the 2.68% drop for the Lipper average. The Fund was positioned for higher interest rates, and the benchmark 10-year Treasury rose from 1.92% to 2.35%, as the economy reaccelerated from its winter slowdown. The portfolio’s short duration of 4.67 years versus 5.63 years for the Barclays Aggregate Index was our biggest driver of outperformance. As a reminder, duration is a measure of interest rate sensitivity and indicates how much a bond price will move for a 1% change in interest rates.

The Fund’s short-duration cushioned losses across its corporate and securitized bonds. Moving across these asset classes, the Fund’s biggest source of outperformance was its corporate bond portfolio, which fell only 0.69% versus 3.16% for the Barclays Aggregate Index. While short-duration played an important role, another driver of second quarter performance was buying undervalued bonds with improving credit metrics. Specifically, our investment in bonds issued by Autodesk, a San Rafael-based software company, boosted NAV by one-quarter of one cent as confidence in the company’s conversion to a software-as-a-service revenue model grew. We also increased NAV by one-quarter of one cent by owning bonds issued by Energen, a Birmingham, Alabama-based energy company. We bought Energen bonds early in the year because falling oil prices put them on the bargain table, and then sold the bonds during the second quarter after prices recovered to fair value.

Semiannual Report • 2015	PARNASSUS FUNDS

Our allocation to securitized bonds, primarily residential mortgage pools issued by agencies like Freddie Mac and Fannie Mae, held up well during the quarter. Our loss of 0.13% was modest versus a 0.74% decline for similar bonds in the Barclays Aggregate Index. Our strategy to own pools of higher coupon mortgages, which are less sensitive to interest rate movements, cushioned losses. On a similar note, the Fund’s Commercial Mortgage Backed Securities also performed well, down only 0.01% compared to a decline of 1.06% for the Barclays Aggregate Index. We own debt secured by high-quality office buildings, apartment complexes and grocery-anchored retail facilities. Due to their high quality, these bonds provided good downside protection during the second quarter.

Finally, the Fund’s convertible bond investment in Exelixis, a biotechnology company, added 1¢ to the NAV. The company’s melanoma drug, Cobimetinib, is moving towards FDA approval. This drug has a marketing partnership with Genentech, so it could help Exelixis boost its financial position.

Outlook and Strategy

My investment philosophy has two aspects. First, I form a top-down view of the economy to forecast future interest rates. Second, I use a bottom-up approach to find the best individual securities for the Fund. Specifically, I seek to own either securities with superior credit quality that are undervalued or bonds issued by companies with improving cash flows and credit metrics.

While international headwinds, such as the Greek debt crisis, will cause volatility, I feel the U.S. economy is strengthening, and interest rates will move higher during the second half of 2015. The economy is consistently creating over 200,000 jobs per month, which is the best driver of growth. As a result, I anticipate the Federal Reserve will raise the Fed Funds rate in September for the first time since 2006. This view is shared by most members of the Federal Reserve, as 15 of its 17 members forecast a 2015 rate hike, with an average increase of 0.50% by year-end.

In response, the Fund’s duration remains shorter than the Barclays Aggregate Index, and it is positioned for higher interest rates. My goal is to offer capital preservation during a period of rising rates and economic growth.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Parnassus Fixed Income Fund as of June 30, 2015 (percentage of net assets)

PARNASSUS FUNDS	Semiannual Report • 2015

Responsible Investing Notes

By Milton Moskowitz

In the aftermath of the shooting that killed nine African-American parishioners of an historic AME church in Charleston, South Carolina, U.S. retailers, including Wal-Mart, Sears, eBay and Amazon, moved quickly to strip their shelves of Confederate flags and any other relics of the slaveholding era. eBay explained its action as follows: “We have decided to prohibit Confederate flags and many items containing this image because we believe it has become a contemporary symbol of divisiveness and racism.”

This immediate reaction marked a moment when major corporations recognized that social responsibility extended beyond providing jobs and fulfilling demands for products and services. Indeed, companies today have been breaking new ground on a number of fronts. Most spectacular perhaps was the scene in Houston on June 27, caught on camera by a photographer for the New York Times. It showed employees of ExxonMobil marching under a company banner in the city’s L.G.B.T. Pride Celebration. It came a day after the Supreme Court decision approving same-sex marriage and it symbolized the reversal of ExxonMobil’s long held refusal to recognize gay rights. More than 125 employees participated in the march.

Other recent initiatives that would have been unthinkable 25 years ago:

•

Intel, the world‘s leading semiconductor maker and a longtime Parnassus Funds holding, unveiled an innovative program to funnel investments to technology startups led by women and minorities. To be eligible, a company must have a female or minority founder or CEO and at least three top executives who are women or minorities. Intel is funding the program with $125 million.

•	Starbucks teamed up with Arizona State University to help employees get college degrees through online courses. A total of 2,121 employees enrolled in the initial class.

•	Social media giant Facebook is leaning on suppliers, demanding that they pay their employees at least $15 an hour, $6 higher than California’s minimum wage.

•	AXA, a French company that ranks as one of the world’s largest insurance firms, will no longer invest in coal mining, thereby becoming one of the biggest recruits to fossil free portfolios.

•

England’s venerable University of Cambridge has organized a working group to come up with rules to ensure that its endowment investments are socially responsible. Cambridge has assets of $7.86 billion under management.

Companies have always been skittish about disclosing their population numbers by gender and minorities. That’s because they know that low numbers would make them look bad. That secrecy has now been punctured in Silicon Valley, thanks in large part to the efforts of civil rights leader Jesse Jackson. He has gone up and down the Valley, pressuring companies to come clean with diversity figures. And they have, beginning with Intel and Google and then followed by other companies, including Apple, Microsoft, Facebook and Twitter. Two holdouts are IBM and Oracle.

So now we have the picture, and it’s depressing. White males dominate the ranks in technology companies, accounting for upwards of 75% of employees. At Twitter, 90% of technical positions are held by men. The typical representation of blacks and Latinos runs to 2% and 3%, respectively. Minority figures gets pumped up by inclusion of Asians, who hold about one-third of technical positions. Of 189 board directors, only 36 are female, three are black and one is a Latino.

The most aggressive response to this disparity has come from Intel. As we reported in our last quarterly report, the world’s largest chip maker has allocated $300 million to a program whose goal is to achieve, by 2020, a diversity comparable to the outside population.

Intel is not afraid to tackle tough problems. Staggered by rising healthcare costs, it set up a Healthcare Marketplace Collaborative in Portland, Oregon, five years ago, using team improvement methods that govern its manufacturing business. Results were staggering, reducing costs and increasing patient satisfaction. Check out details in a fascinating article in the July-August issue of the Harvard Business Review.

Semiannual Report • 2015	PARNASSUS FUNDS

Ecolab, a mainstay of the Parnassus Mid Cap Fund, makes products and develops systems to make the world cleaner, safer and healthier. In 2014, it helped customers save 115 billion gallons of water. Ecolab makes all the “good guys” lists: FTSE Good Index, The Civic 50, CR Magazine’s Best Corporate Citizens, Newsweek’s Green Ranks and Ethisphere’s World’s Most Ethical Companies. Last May, Forbes created a Hall of Fame list composed of six CEOs who have been in the driver’s seat for many years. Douglas Baker Jr. was one of the six. He has been CEO of Ecolab since 2004.

CVS Health, now the largest drugstore chain in the country, resigned from the U.S. Chamber of Commerce. This came in response to the Chamber’s support of tobacco companies, who have pressured developing countries not to ban smoking in public places. CVS has removed cigarettes from all of its stores.

…More than 2,500 California employees of Google participated in the first “Bike to Work Day” and were greeted at Mountain View headquarters with spinach burritos, bagels, smoothies and free massages…United Parcel Service added 26 truck drivers in Canada to its “Circle of Honor” for having safe driving records for 25 or more years. UPS now has 7,800 safe drivers worldwide. Safe driving means 25 years without causing an accident…Working Mother magazine conducts an annual contest to select the 25 best workplaces for multicultural women. Four Parnassus holdings – American Express, Cisco Systems, IBM and Procter & Gamble – made the 2015 list. For Amex and IBM, it was their 13th time on the list.

Milton Moskowitz is the co-author of the Fortune magazine survey “The 100 Best Companies to Work For” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Semiannual Report • 2015

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2015 through June 30, 2015.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Acount Value January 1, 2015	Ending Acount Value June 30, 2015	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,032.70	$4.23
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.63	$4.21
Parnassus Fund – Institutional Shares: Actual**	0.77%	$1,000.00	$1,004.70	$1.31
Hypothetical (5% before expenses)	0.77%	$1,000.00	$1,007.19	$1.31
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$988.10	$4.29
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.48	$4.36
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.67%	$1,000.00	$989.20	$3.30
Hypothetical (5% before expenses)	0.67%	$1,000.00	$1,021.47	$3.36
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,046.10	$4.82
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.08	$4.76
Parnassus Endeavor Fund – Institutional Shares: Actual**	0.83%	$1,000.00	$1,010.00	$1.42
Hypothetical (5% before expenses)	0.83%	$1,000.00	$1,007.08	$1.41
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$994.20	$4.90
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,019.89	$4.96
Parnassus Mid Cap Fund – Institutional Shares: Actual**	0.85%	$1,000.00	$988.80	$1.44
Hypothetical (5% before expenses)	0.85%	$1,000.00	$1,007.05	$1.45

Semiannual Report • 2015	PARNASSUS FUNDS

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Acount Value January 1, 2015	Ending Acount Value June 30, 2015	Expenses Paid During Period
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$1,005.40	$6.22
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.60	$6.26
Parnassus Asia Fund – Institutional Shares: Actual**	1.22%	$1,000.00	$939.10	$2.01
Hypothetical (5% before expenses)	1.22%	$1,000.00	$1,000.29	$2.07
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,000.90	$3.37
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Institutional Shares: Actual**	0.58%	$1,000.00	$989.50	$0.98
Hypothetical (5% before expenses)	0.58%	$1,000.00	$1,007.51	$0.99

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the financial highlights.

** The ratio of days in the period is 62/365 to reflect the period from inception to June 30, 2015.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
450,000	Potash Corporation of Saskatchewan Inc.	1.8%	13,936,500

	Communications Equipment
310,000	QUALCOMM Inc.	2.6%	19,415,300

	Computers
210,000	International Business Machines Corp.	4.5%	34,158,600

	Data Storage
200,000	SanDisk Corp.	1.5%	11,644,000

	Electronics
175,000	Plantronics Inc.		9,854,250
700,000	Trimble Navigation Ltd. [q]		16,422,000

		3.5%	26,276,250

	Equipment Leasing
725,000	Air Lease Corp.	3.2%	24,577,500

	Financial Services
300,000	American Express Co.		23,316,000
200,000	Capital One Financial Corp.		17,594,000
700,000	Charles Schwab Corp.		22,855,000
800,000	Essent Group Ltd. [q]		21,880,000
800,000	First Horizon National Corp.		12,536,000
400,000	Wells Fargo & Co.		22,496,000

		15.9%	120,677,000

	Food Products
350,000	Mondelez International Inc., Class A	1.9%	14,399,000

	Health Care Products
200,000	Perrigo Co. plc	4.9%	36,966,000

	Industrial Manufacturing
200,000	Pentair plc		13,750,000
55,000	W.W. Grainger Inc. [l]		13,015,750

		3.5%	26,765,750

	Insurance
600,000	Progressive Corp.	2.2%	16,698,000

	Internet
250,000	eBay Inc. [q]		15,060,000
50,000	Google Inc., Class A [q]		27,002,000
40,000	LinkedIn Corp. [q]		8,265,200

		6.7%	50,327,200

	Lodging
500,000	Belmond Ltd. [q]	0.8%	6,245,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Machinery
100,000	Deere & Co. [l]	1.3%	9,705,000

	Pharmaceuticals
80,000	Allergan plc [q]		24,276,800
175,000	Gilead Sciences Inc.		20,489,000
350,000	Roche Holdings Ltd. (ADR)		12,274,500

		7.5%	57,040,300

	Real Estate Investment Trusts
800,000	Redwood Trust Inc. [l]	1.7%	12,560,000

	Retail
725,000	Whole Foods Market Inc.	3.8%	28,594,000

	Semiconductor Capital Equipment
1,200,000	Applied Materials Inc.		23,064,000
50,000	Lam Research Corp.		4,067,500

		3.4%	27,131,500

	Semiconductors
900,000	Altera Corp.		46,080,000
750,000	EZchip Semiconductor Ltd. [q]		11,970,000
730,000	Intel Corp.		22,202,950

		10.6%	80,252,950

	Services
450,000	Thomson Reuters Corp.	2.3%	17,131,500

	Software
250,000	Citrix Systems Inc. [q]	2.3%	17,540,000

	Telecommunications Equipment
1,200,000	Ciena Corp. [q,l]		28,416,000
550,000	Motorola Solutions Inc.		31,537,000

		7.8%	59,953,000

	Transportation
200,000	C.H. Robinson Worldwide Inc.		12,478,000
500,000	Expeditors International of Washington Inc.		23,052,500
100,000	Genesee & Wyoming Inc., Class A [q]		7,618,000

		5.6%	43,148,500

	Total investment in equities (cost $684,595,637)	99.3%	755,142,850

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
250,000	Albina Community Bank 0.20%, matures 01/15/2016		244,576
250,000	Carver Federal Savings Bank 0.25%, matures 02/18/2016		243,644
250,000	Community Bank of the Bay 0.30%, matures 07/15/2015		249,617
100,000	Eastern Bank 0.10%, matures 01/29/2016		97,677
250,000	Latino Community Credit Union 0.60%, matures 02/20/2016		243,589
250,000	Metro Bank 0.25%, matures 05/10/2016		241,421
250,000	Opportunities Credit Union 0.20%, matures 04/25/2016		241,831
100,000	Self-Help Credit Union 0.80%, matures 01/14/2016		97,841
150,000	Self-Help Credit Union 0.80%, matures 01/16/2016		146,729
250,000	Southern Bancorp Bank 0.30%, matures 01/15/2016		244,575
250,000	Urban Partnership Bank 0.30%, matures 10/01/2015		247,423

		0.3%	2,298,923

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2016		190,524
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2016		193,162
100,000	Vermont Community Loan Fund 0.85%, matures 10/15/2015		98,258

		0.1%	481,944

	Time Deposits
2,630,720	BBH Cash Management Service National Australia Bank, Melbourne 0.03%, due 07/01/2015	0.3%	2,630,720

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
47,557,748	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.04%	6.3%	47,557,748

	Total short-term securities (cost $52,969,335)	7.0%	52,969,335

	Total securities (cost $737,564,972)	106.3%	808,112,185

	Payable upon return of securities loaned	(6.3%)	(47,557,748)

	Other assets and liabilities - net	0.0%	14,720

	Total net assets	100.0%	760,569,157

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2015.
	The total value of the securities on loan at June 30, 2015 was $46,465,122.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	plc Public Limited Company
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
2,075,303	Compass Minerals International Inc. Ω		170,465,388
2,858,089	Praxair Inc.		341,684,540

		4.3%	512,149,928

	Communications Equipment
3,118,095	QUALCOMM Inc.	1.6%	195,286,290

	Computers
2,500,000	Apple Inc.	2.6%	313,562,500

	Consulting Services
2,153,000	Accenture plc, Class A	1.8%	208,367,340

	Cosmetics & Personal Care
4,585,000	Procter & Gamble Co.	3.0%	358,730,400

	Financial Services
9,978,431	Charles Schwab Corp.		325,795,772
2,750,000	MasterCard Inc., Class A		257,070,000

		4.9%	582,865,772

	Food Products
2,500,000	McCormick & Co.		202,375,000
10,709,214	Mondelez International Inc., Class A		440,577,064
3,265,000	PepsiCo Inc.		304,755,100
7,864,354	Sysco Corp.		283,903,179

		10.4%	1,231,610,343

	Health Care Products
1,240,000	Perrigo Co. plc	1.9%	229,189,200

	Home Products
1,220,000	WD-40 Co. Ω	0.9%	106,335,200

	Industrial Manufacturing
6,105,878	Danaher Corp. [l]		522,602,098
6,492,576	Pentair plc		446,364,600
9,498,005	Xylem Inc. Ω		352,091,045

		11.2%	1,321,057,743

	Insurance
3,460,000	Verisk Analytics Inc. [q]	2.1%	251,749,600

	Internet
6,729,633	eBay Inc. [q]		405,393,092
225,000	Google Inc., Class A [q]		121,509,000
666,825	Google Inc., Class C [q]		347,089,081

		7.3%	873,991,173

	Machinery
1,557,272	Deere & Co.	1.3%	151,133,248

Shares	Equities	Percent of Net Assets	Market Value ($)

	Medical Equipment
4,800,000	Patterson Companies Inc.	2.0%	233,520,000

	Natural Gas
9,492,037	MDU Resources Group Inc.		185,379,483
2,300,000	Northwest Natural Gas Co. Ω		97,014,000

		2.4%	282,393,483

	Oil & Gas
7,000,000	National Oilwell Varco Inc.	2.8%	337,960,000

	Pharmaceuticals
1,165,400	Allergan plc [q]		353,652,284
3,350,000	Gilead Sciences Inc.		392,218,000
2,450,000	Novartis AG (ADR)		240,933,000

		8.3%	986,803,284

	Real Estate Investment Trusts
10,543,000	Iron Mountain Inc. Ω	2.8%	326,833,000

	Retail
3,529,000	CVS Health Corp.	3.1%	370,121,520

	Semiconductor Capital Equipment
13,354,229	Applied Materials Inc.	2.2%	256,668,281

	Services
7,475,805	Thomson Reuters Corp.	2.4%	284,603,896

	Telecommunications Equipment
7,683,265	Motorola Solutions Inc.	3.7%	440,558,415

	Telecommunications Provider
12,028,340	Shaw Communications Inc. [l]	2.2%	262,097,529

	Transportation
6,183,578	Expeditors International of Washington Inc.		285,093,864
3,808,270	United Parcel Service Inc.		369,059,446

		5.5%	654,153,310

	Utility & Power Distribution
2,500,000	AGL Resources Inc.		116,400,000
9,215,378	Questar Corp. Ω		192,693,554

		2.7%	309,093,554

	Waste Management
4,400,000	Waste Management Inc.	1.7%	203,940,000

	Total investment in equities (cost $9,057,392,192)	95.1%	11,284,775,009

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
250,000	Community Bank of the Bay 0.30%, matures 07/15/2015		249,617
250,000	Community Trust Credit Union 0.55%, matures 10/15/2015		247,096
250,000	Urban Partnership Bank 0.30%, matures 09/24/2015		247,609

		0.0%	744,322

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 10/16/2014, matures 10/15/2015, 0.15% Participating depository institutions: BB&T, par 241,000; Park Bank, par 241,000; United Community Bank, par 18,000; (cost $494,177)		494,177
500,000	CDARS agreement with Community Bank of the Bay, dated 01/22/2015, matures 01/21/2016, 0.15% Participating depository institutions: Banco Popular de Puerto Rico - IBC, par 243,500; TriState Capital Bank, par 13,000; Wester Alliance Bank, par 243,500; (cost $488,792)		488,792
500,000	CDARS agreement with Community Bank of the Bay, dated 02/05/2015, matures 02/04/2016, 0.15% Participating depository institutions: Alpine Bank, par 18,000; Banco Popular North America, par 241,000; Santander Bank, N.A., par 241,000; (cost $488,022)		488,022
500,000	CDARS agreement with Community Bank of the Bay, dated 04/09/2015, matures 04/07/2016, 0.20% Participating depository institutions: First Foundation Bank, par 243,500; Pulaski Bank, par 228,420; The PrivateBank and Trust Company, par 28,080; (cost $484,561)		484,561

		0.0%	1,955,552

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2016		95,262
1,000,000	CEI Investment Notes Inc. 1.00%, matures 07/01/2015		1,000,000

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
7,500,000	MicroVest Plus, LP Note 2.25%, matures 04/15/2016		7,144,672
200,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2015		199,540
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2016		193,162
100,000	Vermont Community Loan Fund 0.85%, matures 04/15/2016		95,262

		0.1%	8,727,898

	Time Deposits
616,926,699	BBH Cash Management Service Anz, Melbourne 0.03%, due 07/01/2015		140,000,000
	BNP Paribas, Paris 0.03%, due 07/01/2015		108,924
	DNB, Oslo 0.03%, due 07/01/2015		178,925,943
	National Australia Bank, Melbourne 0.03%, due 07/01/2015		54,608,256
	PNB Paribas, Paris 0.03%, due 07/01/2015		199,891,075
	Sumitomo, Tokyo 0.03%, due 07/01/2015		25,934,521
	Wells Fargo, San Francisco 0.03%, due 07/01/2015		17,457,981

		5.2%	616,926,700

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
1,822,405	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.04%	0.0%	1,822,405

	Total short-term securities (cost $630,176,877)	5.3%	630,176,877

	Total securities (cost $9,687,569,069)	100.4%	11,914,951,886

	Payable upon return of securities loaned	(0.0%)	(1,822,405)

	Other assets and liabilities - net	(0.4%)	(45,929,165)

	Total net assets	100.0%	11,867,200,316

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
l This security, or partial position of this security, was on loan at June 30, 2015.
The total value of the securities on loan at June 30, 2015 was $1,786,370.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
900,000	QUALCOMM Inc.	4.7%	56,367,000

	Computers
350,000	International Business Machines Corp.	4.7%	56,931,000

	Data Storage
400,000	SanDisk Corp.	2.0%	23,288,000

	Cosmetics & Personal Care
140,000	Procter & Gamble Co.	0.9%	10,953,600

	Electronics
350,000	Plantronics Inc.	1.6%	19,708,500

	Financial Services
700,000	American Express Co.		54,404,000
200,000	Capital One Financial Corp.		17,594,000
1,100,000	Charles Schwab Corp.		35,915,000
1,200,000	First Horizon National Corp.		18,804,000
700,000	Wells Fargo & Co.		39,368,000

		14.0%	166,085,000

	Food Products
415,000	Mondelez International Inc., Class A	1.4%	17,073,100

	Health Care Products
300,000	Perrigo Co. plc	4.6%	55,449,000

	Industrial Manufacturing
190,000	W.W. Grainger Inc.	3.8%	44,963,500

	Internet
500,000	eBay Inc. [q]		30,120,000
75,000	Google Inc., Class A [q]		40,503,000
100,000	LinkedIn Corp. [q]		20,663,000

		7.6%	91,286,000

	Machinery
360,000	Deere & Co. [l]	2.9%	34,938,000

	Pharmaceuticals
250,000	Gilead Sciences Inc.		29,270,000
140,000	Novartis AG (ADR)		13,767,600
1,000,000	Roche Holdings Ltd. (ADR)		35,070,000

		6.5%	78,107,600

	Retail
1,275,000	Whole Foods Market Inc.	4.2%	50,286,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Semiconductor Capital Equipment
2,565,000	Applied Materials Inc.		49,299,300
50,000	Lam Research Corp. [l]		4,067,500

		4.4%	53,366,800

	Semiconductors
2,600,000	Altera Corp.		133,120,000
1,500,000	Intel Corp.		45,622,500

		14.9%	178,742,500

	Software
360,000	Autodesk Inc. [q]		18,027,000
700,000	Citrix Systems Inc. [q]		49,112,000

		5.7%	67,139,000

	Telecommunications Equipment
1,800,000	Ciena Corp. [q,l]	3.6%	42,624,000

	Telecommunications Provider
900,000	Shaw Communications Inc.	1.6%	19,611,000

	Transportation
400,000	C.H. Robinson Worldwide Inc.		24,956,000
800,000	Expeditors International of Washington Inc.		36,884,000

		5.3%	61,840,000

	Total investment in equities (cost $1,026,893,377)	94.4%	1,128,759,600

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
104,987,698	BBH Cash Management Service National Australia Bank, Melbourne 0.03%, due 07/01/2015		95,391,744
	Nordea Bank Norge, Oslo 0.03%, due 07/01/2015		9,595,954

		8.8%	104,987,698

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
43,996,012	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.04%	3.7%	43,996,012

	Total short-term securities (cost $148,983,710)	12.5%	148,983,710

	Total securities (cost $1,175,877,087)	106.9%	1,277,743,310

	Payable upon return of securities loaned	(3.7%)	(43,996,012)

	Other assets and liabilities - net	(3.2%)	(38,575,856)

	Total net assets	100.0%	1,195,171,442

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2015.
	The total value of the securities on loan at June 30, 2015 was $43,066,052.

	plc Public Limited Company
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
659,528	Calgon Carbon Corp.		12,781,653
205,567	Compass Minerals International Inc.		16,885,273

		4.9%	29,666,926

	Consumer Services
300,000	Sotheby’s [l]	2.3%	13,572,000

	Data Processing
70,000	Equifax Inc.		6,796,300
150,000	Fiserv Inc. [q]		12,424,500

		3.2%	19,220,800

	Electronics
82,924	Plantronics Inc.	0.8%	4,669,450

	Equipment Leasing
380,000	Air Lease Corp.	2.2%	12,882,000

	Financial Services
270,000	Charles Schwab Corp.		8,815,500
574,002	Essent Group Ltd. [q]		15,698,955
380,000	First American Financial Corp.		14,139,800
1,600,000	First Horizon National Corp.		25,072,000
404,095	SEI Investments Co.		19,812,778

		14.0%	83,539,033

	Food Products
123,276	McCormick & Co.		9,979,192
395,000	Sysco Corp.		14,259,500

		4.1%	24,238,692

	Health Care Products
290,000	DENTSPLY International Inc.		14,949,500
45,000	Perrigo Co. plc		8,317,350

		3.9%	23,266,850

	Health Care Services
155,000	Cardinal Health Inc.	2.2%	12,965,750

	Industrial Manufacturing
290,000	Pentair plc		19,937,500
435,000	Xylem Inc.		16,125,450

		6.0%	36,062,950

	Insurance
139,000	Verisk Analytics Inc. [q]	1.7%	10,113,640

	Lodging
1,137,342	Belmond Ltd. [q]	2.4%	14,205,402

	Machinery
110,000	Regal Beloit Corp.	1.3%	7,984,900

Shares	Equities	Percent of Net Assets	Market Value ($)

	Medical Equipment
514,500	GenMark Diagnostics Inc. [l,q]		4,661,370
350,000	Patterson Companies Inc.		17,027,500
57,500	Teleflex Inc.		7,788,375

		5.0%	29,477,245

	Minerals & Mining
455,000	Dominion Diamond Corp.	1.1%	6,374,550

	Natural Gas
94,500	Energen Corp.		6,454,350
610,000	MDU Resources Group Inc.		11,913,300
207,300	Northwest Natural Gas Co.		8,743,914

		4.6%	27,111,564

	Oil & Gas
182,500	Cameron International Corp. [q]	1.6%	9,557,525

	Professional Services
275,000	Insperity Inc.	2.3%	13,997,500

	Real Estate Investment Trusts
494,065	Iron Mountain Inc.	2.6%	15,316,015

	Retail
144,800	Group 1 Automotive Inc.		13,152,184
22,500	Nordstrom Inc.		1,676,250

		2.5%	14,828,434

	Semiconductor Capital Equipment
645,000	Applied Materials Inc.		12,396,900
195,900	Synopsys Inc. [q]		9,922,335

		3.8%	22,319,235

	Services
21,000	Ecolab Inc.		2,374,470
405,000	Thomson Reuters Corp.		15,418,350

		3.0%	17,792,820

	Software
255,000	Autodesk Inc. [q]		12,769,125
732,120	Checkpoint Systems Inc. [q]		7,452,981
30,000	Intuit Inc.		3,023,100

		3.8%	23,245,206

	Telecommunications Equipment
330,000	Motorola Solutions Inc.	3.2%	18,922,200

	Telecommunications Provider
553,000	Shaw Communications Inc.	2.0%	12,049,870

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Transportation
225,000	Expeditors International of Washington Inc.		10,373,626
92,000	Genesee & Wyoming Inc., Class A [q]		7,008,560

		2.8%	17,382,186

	Utility & Power Distribution
250,000	AGL Resources Inc.		11,640,000
570,000	Questar Corp.		11,918,700

		3.9%	23,558,700

	Waste Management
230,000	Waste Management Inc.	1.8%	10,660,500

	Total investment in equities (cost $477,986,480)	93.0%	554,981,943

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
46,003,831	BBH Cash Management Service Banco Santander, Madrid 0.03%, due 07/01/2015	7.7%	46,003,831

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
15,022,873	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.04%	2.5%	15,022,873

	Total short-term securities (cost $61,026,704)	10.2%	61,026,704

	Total securities (cost $539,013,184)	103.2%	616,008,647

	Payable upon return of securities loaned	(2.5%)	(15,022,873)

	Other assets and liabilities - net	(0.7%)	(4,400,086)

	Total net assets	100.0%	596,585,688

	l This security, or partial position of this security, was on loan at June 30, 2015.
	The total value of the securities on loan at June 30, 2015 was $14,715,051.
	q This security is non-income producing.

	plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Australia
30,000	Brambles Ltd.	1.8%	244,691

	China
9,500	Air Lease Corp.		322,050
2,500	Alibaba Group Holding Ltd. (ADR) [q]		205,675
12,950	Altera Corp.		663,040
7,500	Expeditors International of Washington Inc.		345,788
12,000	Mindray Medical International Ltd. (ADR)		342,000
5,000	QUALCOMM Inc.		313,150

		16.3%	2,191,703

	Hong Kong
250,000	China Minsheng Banking Corp., Ltd.		327,133
150,000	Greatview Aseptic Packaging Co., Ltd.		85,386
100,000	HKBN Ltd. [q]		103,980
280,000	Lenovo Group Ltd.		387,120
340,000	Li & Fung Ltd.		269,544
440,000	SITC International Holdings Co., Ltd.		290,446
450,000	Sun Art Retail Group Ltd.		405,212
55,000	Television Broadcasts Ltd.		326,430

		16.3%	2,195,251

	Indonesia
4,620,000	PT Asuransi Multi Artha Guna		132,760
850,000	PT Bank Danamon Indonesia		273,797
450,000	PT Bank Rakyat Indonesia (Persero)		348,220

		5.6%	754,777

	Japan
700	Fast Retailing Co., Ltd.		317,404
4,000	Kakaku.com Inc.		57,870
22,000	KDDI Corp.		530,860
5,500	Linear Technology Corp.		243,264
25,000	Rakuten Inc.		403,570
17,000	USS Co., Ltd.		306,572

		13.8%	1,859,540

	Philippines
740,000	Manila Water Co.	2.9%	393,255

	Singapore
64,000	Keppel Corp., Ltd.		390,073
310,000	OSIM International Ltd.		380,912
100,000	Petra Foods Ltd.		259,677

		7.7%	1,030,662

	South Korea
325	Samsung Electronics Co., Ltd.	2.7%	367,801

Shares	Equities	Percent of Net Assets	Market Value ($)

	Taiwan
13,000	Applied Materials Inc.		249,860
100,000	Chailease Holding Co., Ltd.		240,497
35,000	Far EasTone Telecommunications Co., Ltd.		84,383
8,000	Hermes Microvision Inc.		518,146
280,000	Lite-On Technology Corp.		327,650
35,000	MediaTek Inc.		477,191
60,000	Novatek Microelectronics Corp.		288,650
15,000	St. Shine Optical Co., Ltd.		237,814
20,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		454,200

		21.4%	2,878,391

	Thailand
34,000	Advanced Info Service Public Co., Ltd.		240,795
250,000	Thanachart Capital Public Co., Ltd.		245,610

		3.7%	486,405

	Total investment in equities (cost $12,367,566)	92.2%	12,402,476

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
330,584	BBH Cash Management Service Bank of Montreal, Montreal 0.03%, due 07/01/2015	2.5%	330,584

	Total short-term securities (cost $330,584)	2.5%	330,584

	Total securities (cost $12,698,150)	94.7%	12,733,060

	Other assets and liabilities - net	5.3%	715,928

	Total net assets	100.0%	13,448,988

	q This security is non-income producing.

	ADR American Depository Receipt
	PT Perseroan Terbatas

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2015 (unaudited)

Principal Amount ($)	Commercial Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Commercial Mortgage-Backed Securities
986,086	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044		1,003,940
926,676	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022		961,783
1,500,000	JP Morgan Mortgage Trust Series 2011-C4, Class A3, 4.11%, due 07/15/2046		1,590,150
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046		1,085,479
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046		1,025,659
687,772	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047		693,161
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063		1,032,942

	Total investment in commercial mortgage-backed securities (cost $7,349,855)	4.0%	7,393,114

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Biotechnology
550,000	Exelixis Inc. 4.25%, due 08/15/2019	0.3%	486,406

	Semiconductors
1,000,000	Microchip Technology Inc. 1.63%, due 02/15/2025	0.5%	1,008,750

	Total investment in convertible bonds (cost $1,511,569)	0.8%	1,495,156

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,432,842	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.9%	1,640,605

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Apparel
3,000,000	Hanesbrands Inc. 6.38%, due 12/15/2020	1.7%	3,135,000

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	1.1%	1,984,074

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.1%	2,010,638

	Equipment Leasing
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	0.8%	1,531,875

	Financial Services
3,300,000	Discover Financial Services 5.20%, due 04/27/2022		3,508,788
2,000,000	Wells Fargo & Co. 4.10%, due 06/03/2026		2,008,430

		3.0%	5,517,218

	Food Products
2,000,000	PepsiCo Inc. 2.75%, due 04/30/2025	1.0%	1,911,356

	Health Care Products
2,000,000	Perrigo Finance plc 3.90%, due 12/15/2024	1.1%	1,974,844

	Health Care Services
2,100,000	Cardinal Health Inc. 1.90%, due 06/15/2017	1.1%	2,118,033

	Industrial Manufacturing
4,050,000	Pentair Finance SA 3.15%, due 09/15/2022	2.1%	3,902,519

	Internet
1,000,000	Google Inc. 3.63%, due 05/19/2021	0.6%	1,071,396

	Medical Equipment
3,700,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	1.9%	3,576,165

	Networking Products
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.1%	2,061,560

	Oil & Gas
2,570,000	Cameron International Corp. 3.60%, due 04/30/2022	1.4%	2,555,084

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	1.1%	2,043,672

	Real Estate Investment Trusts
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	1.1%	1,999,026

	Retail
3,000,000	Costco Wholesale Corp. 2.25%, due 02/15/2022		2,912,553
2,000,000	CVS Health Corp. 3.38%, due 08/12/2024		1,965,072
1,100,000	CVS Health Corp. 6.25%, due 06/01/2027		1,328,865
3,500,000	Nordstrom Inc. 4.00%, due 10/15/2021		3,719,079
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023		2,628,430

		6.8%	12,553,999

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 2.65%, due 06/15/2016	1.1%	2,031,710

	Services
1,500,000	Ecolab Inc. 4.35%, due 12/08/2021	0.9%	1,618,265

	Software
1,000,000	Autodesk Inc. 3.60%, due 12/15/2022		994,722
2,200,000	Autodesk Inc. 4.38%, due 06/15/2025		2,205,768
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,139,900

		2.7%	5,340,390

	Telecommunications Equipment
2,000,000	Corning Inc. 3.70%, due 11/15/2023		2,059,168
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024		3,027,465
3,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022		3,444,634

		4.4%	8,531,267

	Transportation
3,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023		3,109,410
3,000,000	FedEx Corp. 2.70%, due 04/15/2023		2,879,066

		3.1%	5,988,476

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Waste Management
2,000,000	Waste Management Inc. 4.75%, due 06/30/2020		2,205,008
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024		2,002,731

		2.3%	4,207,739

	Total investment in corporate bonds (cost $79,518,353)	42.4%	79,304,911

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Federal Agency Mortgage-Backed Securities
683,741	Fannie Mae Pool 931739 4.00%, due 08/01/2024		723,998
742,934	Fannie Mae Pool AD5108 3.50%, due 12/01/2025		785,654
666,202	Fannie Mae Pool AH0973 4.00%, due 12/01/2025		712,973
1,434,585	Fannie Mae Pool AV0971 3.50%, due 08/01/2026		1,516,609
973,612	Fannie Mae Pool AX1326 3.50%, due 09/01/2029		1,029,031
874,546	Fannie Mae Pool MA0695 4.00%, due 04/01/2031		933,657
734,393	Fannie Mae Pool MA0844 4.50%, due 08/01/2031		799,573
887,482	Fannie Mae Pool MA1607 3.00%, due 10/01/2033		905,416
1,316,311	Fannie Mae Pool 926115 4.50%, due 04/01/2039		1,425,740
880,006	Fannie Mae Pool 931065 4.50%, due 05/01/2039		957,965
1,195,349	Fannie Mae Pool AD4296 5.00%, due 04/01/2040		1,324,639
1,417,187	Fannie Mae Pool AH7196 4.50%, due 03/01/2041		1,536,269
1,622,511	Fannie Mae Pool AH6275 4.50%, due 04/01/2041		1,759,684
896,264	Fannie Mae Pool AL0215 4.50%, due 04/01/2041		971,615
1,524,658	Fannie Mae Pool AL0393 4.50%, due 06/01/2041		1,664,693
1,205,556	Fannie Mae Pool AI8483 4.50%, due 07/01/2041		1,308,405
752,246	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041		815,803

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
938,954	Fannie Mae Pool AK3103 4.00%, due 02/01/2042		999,649
1,362,047	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043		1,407,764
956,807	Fannie Mae Pool AS1130 4.50%, due 11/01/2043		1,035,336
1,156,651	Fannie Mae Pool AS1587 4.50%, due 01/01/2044		1,250,467
1,488,898	Fannie Mae Pool AS4455 3.50%, due 02/01/2045		1,536,106
749,636	Freddie Mac Pool E02746 3.50%, due 11/01/2025		791,812
668,189	Freddie Mac Pool G14820 3.50%, due 12/01/2026		705,958
790,717	Freddie Mac Pool G14809 3.00%, due 07/01/2028		820,329
853,490	Freddie Mac Pool G30672 3.50%, due 07/01/2033		891,160
1,635,985	Freddie Mac Pool C91754 4.50%, due 02/01/2034		1,780,498
919,757	Freddie Mac Pool C91762 4.50%, due 04/01/2034		1,000,843
829,169	Freddie Mac Pool G05514 5.00%, due 06/01/2039		915,186
1,619,281	Freddie Mac Pool A90225 4.00%, due 12/01/2039		1,718,169
1,754,479	Freddie Mac Pool A93451 4.50%, due 08/01/2040		1,899,693
769,843	Freddie Mac Pool G07426 4.00%, due 06/01/2043		816,994
1,538,500	Freddie Mac Pool Q22416 4.00%, due 10/01/2043		1,632,176
959,008	Ginnie Mae II Pool MA2522 4.00%, due 01/20/2045		1,016,459

	Total investment in federal agency mortgage-backed securities (cost $39,223,509)	21.1%	39,390,323

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018		2,017,072
5,000,000	International Finance Corp. 0.50%, due 05/16/2016		5,001,460
2,000,000	International Finance Corp. 1.50%, due 02/15/2025		1,945,986

	Total investment in supranational bonds (cost $9,015,379)	4.8%	8,964,518

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
4,000,000	U.S. Treasury 0.38%, due 11/15/2015		4,004,376
2,000,000	U.S. Treasury 1.75%, due 05/31/2016		2,026,094
2,000,000	U.S. Treasury 1.50%, due 07/31/2016		2,024,376
3,000,000	U.S. Treasury 0.50%, due 09/30/2016		3,003,984
2,000,000	U.S. Treasury 1.75%, due 05/15/2022		1,961,406
2,500,000	U.S. Treasury 2.00%, due 02/15/2023		2,472,655
2,000,000	U.S. Treasury 1.75%, due 05/15/2023		1,934,532
4,000,000	U.S. Treasury 2.50%, due 08/15/2023		4,086,248
4,000,000	U.S. Treasury 2.75%, due 11/15/2023		4,158,124
4,000,000	U.S. Treasury 2.75%, due 02/15/2024		4,152,812
4,000,000	U.S. Treasury 2.50%, due 05/15/2024		4,068,436
4,000,000	U.S. Treasury 2.25%, due 11/15/2024		3,975,624
3,000,000	U.S. Treasury 2.00%, due 02/15/2025		2,914,686
2,000,000	U.S. Treasury 2.13%, due 05/15/2025		1,963,750
1,129,290	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,279,273

	Total investment in U.S. government treasury bonds (cost $43,721,383)	23.4%	44,026,376

	Total investment in long-term securities (cost $180,340,048)	96.5%	180,574,398

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.25%, matures 10/15/2015	1.3%	2,456,439

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2015 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
1,673,727	BBH Cash Management Service Nordea Bank Norge, Oslo 0.03%, due 07/01/2015	0.9%	1,673,727

	Total short-term securities (cost $4,130,166)	2.2%	4,130,166

	Total securities (cost $184,470,214)	98.7%	184,704,564

	Other assets and liabilities - net	1.3%	2,408,768

	Total net assets	100.0%	187,113,332

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	plc Public Limited Company
	LP Limited Partnership
	TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffiliated

(cost $684,595,637, $8,053,115,238, $1,026,893,377, $477,986,480, $12,367,566, $180,340,048)	$755,142,850	$10,039,342,821	$1,128,759,600

Investments in stocks, at market value – Affiliated

(cost of $0, $1,004,276,954, $0, $0, $0, $0)	-	1,245,432,188	-

Investments in short-term securities

(at cost which approximates market value)	52,969,335	630,176,877	148,983,710

Cash	448	20,484	1,732

Receivables

Investment securities sold	6,366,514	3,346,828	9,222,232

Dividends and interest	703,636	11,222,770	1,001,962

Capital shares sold	862,827	8,074,807	5,528,555

Other assets	40,057	541,756	56,174

Total assets	$816,085,667	$11,938,158,531	$1,293,553,965
Liabilities

Payable upon return of loaned securities	47,557,748	1,822,405	43,996,012

Payable for investment securities purchased	7,491,903	44,026,062	53,045,605

Capital shares redeemed	278,998	20,796,016	1,284,952

Distributions payable	-	3,992,646	-

Accounts payable and accrued expenses	187,861	321,086	55,954

Total liabilities	$55,516,510	$70,958,215	$98,382,523

Net assets	$760,569,157	$11,867,200,316	$1,195,171,442
Net assets consist of

Undistributed net investment income	2,704,046	2,930,037	3,827,423

Unrealized appreciation on securities and foreign currency	70,547,213	2,227,382,817	101,866,223

Accumulated net realized gain on securities and foreign currency	93,623,973	868,921,617	83,641,327

Capital paid-in	593,693,925	8,767,965,845	1,005,836,469

Total net assets	$760,569,157	$11,867,200,316	$1,195,171,442
Net asset value and offering per share

Net assets investor shares	$730,157,778	$8,333,087,239	$1,173,802,468

Net assets institutional shares	$30,411,379	$3,534,113,077	$21,368,974

Shares outstanding investor shares	14,702,664	208,217,374	37,471,521

Shares outstanding institutional shares	612,275	88,173,281	681,861

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$49.66	$40.02	$31.33

Institutional shares	$49.67	$40.08	$31.34

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$554,981,943	$12,402,476	$180,574,398

-	-	-

61,026,704	330,584	4,130,166

970	13	69

-	790,921	1,456,736

558,280	26,915	970,925

374,374	13,259	242,520

35,238	15,744	13,857

$616,977,509	$13,579,912	$187,388,671

15,022,873	-	-

4,126,241	116,640	-

1,134,209	-	187,873

-	-	28,116

108,498	14,284	59,350

$20,391,821	$130,924	$275,339

$596,585,688	$13,448,988	$187,113,332

1,690,087	83,317	200,761

76,995,463	34,910	234,350

24,029,866	121,018	184,347

493,870,272	13,209,743	186,493,874

$596,585,688	$13,448,988	$187,113,332

$593,543,108	$9,474,006	$184,235,293

$3,042,580	$3,974,982	$2,878,039

21,789,007	563,618	11,156,846

111,569	236,310	174,350

$27.24	$16.81	$16.51

$27.27	$16.82	$16.51

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$5,293,601	$90,923,755	$7,419,877

Dividends – Affiliated	-	21,419,380	-

Interest	9,521	15,261	16,446

Securities lending	57,308	742,426	18,223

Other income	151	-	-

Foreign witholding tax	(150,485)	(2,481,129)	(170,571)

Total investment income	$5,210,096	$110,619,693	$7,283,975
Expenses

Investment advisory fees	2,256,562	35,643,850	3,565,047

Transfer agent fees

Investor shares	161,536	398,389	67,565

Institutional shares	266	269,421	117

Fund administration	119,561	1,965,723	161,532

Service provider fees	359,300	9,262,544	864,631

Reports to shareholders	53,463	579,077	46,284

Registration fees and expenses	18,525	130,134	11,638

Custody fees	14,684	197,240	16,990

Professional fees	27,043	140,040	52,266

Trustee fees and expenses	15,597	265,598	17,637

Proxy voting fees	2,422	2,422	2,422

Pricing service fees	1,493	3,467	1,493

Other expenses	8,387	112,262	18,322

Total expenses	$3,038,839	$48,970,167	$4,825,944

Fees waived by Parnassus Investments	-	-	(203,624)

Net expenses	$3,038,839	$48,970,167	$4,622,320

Net investment gain	$2,171,257	$61,649,526	$2,661,655
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	79,294,100	604,003,205	82,810,091

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	(59,007,550)	(798,640,637)	(44,811,510)

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$20,286,550	$(194,637,432)	$37,998,581

Net increase (decrease) in net assets resulting from operations	$22,457,807	$(132,987,906)	$40,660,236

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$3,858,141	$169,554	$-

-	-	-

4,540	161	2,588,984

20,436	-	-

182	-	3,620

(99,542)	(8,415)	-

$3,783,757	$161,300	$2,592,604

1,647,737	63,252	483,580

41,959	4,833	43,065

57	22	33

69,805	1,901	31,954

429,661	5,645	145,213

29,984	1,602	12,912

7,662	6,011	14,829

7,421	3,903	4,963

26,517	29,076	14,333

6,997	170	4,420

2,422	3,792	-

1,493	6,080	1,971

3,246	1,290	2,357

$2,274,961	$127,577	$759,630

(181,206)	(56,783)	(104,997)

$2,093,755	$70,794	$654,633

$1,690,002	$90,506	$1,937,971

17,686,548	216,224	52,957

-	(69,779)	-

9,637,569	(336,834)	(1,796,540)

-	4,753	-

$27,324,117	$(185,636)	$(1,743,583)

$29,014,119	$(95,130)	$194,388

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2015

	Parnassus Fund		Parnassus Core Equity Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Investment income from operations
Net investment income	$2,171,257	$2,843,830	$61,649,526	$107,073,090
Net realized gain from securities transactions	79,294,100	69,326,086	604,003,205	440,188,076
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	(59,007,550)	13,105,357	(798,640,637)	791,244,299
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase (decrease) in net assets resulting from operations	$22,457,807	$85,275,273	$(132,987,906)	$1,338,505,465
Distributions
From net investment income
Investor shares	-	(22,221,590)	(39,775,506)	(114,823,029)
Institutional shares	-	-	(19,670,540)	(44,425,216)
From realized capital gains
Investor shares	-	(36,499,383)	-	(135,488,933)
Institutional shares	-	-	-	(48,522,737)
Distributions to shareholders	$-	$(58,720,973)	$(59,446,046)	$(343,259,915)
Capital share transactions
Investor shares
Proceeds from sale of shares	101,190,739	123,143,996	913,948,232	2,558,040,385
Reinvestment of dividends	-	57,373,782	12,902,936	247,009,882
Shares repurchased	(72,823,524)	(100,242,807)	(361,010,370)	(1,267,574,843)
Institutional shares
Proceeds from sale of shares	30,636,032	-	1,165,316,412	1,247,685,257
Reinvestment of dividends	-	-	39,297,931	59,991,933
Shares repurchased	(22,000)	-	(1,293,794,950)	(348,712,605)
Increase in net assets from capital share transactions	58,981,247	80,274,971	476,660,191	2,496,440,009
Increase in net assets	$81,439,054	$106,829,271	$284,226,239	$3,491,685,559
Net Assets
Beginning of year	679,130,103	572,300,832	11,582,974,077	8,091,288,518
End of period	$760,569,157	$679,130,103	$11,867,200,316	$11,582,974,077
Undistributed net investment income	$2,704,046	$532,789	$2,930,037	$726,559
Shares issued and redeemed
Investor shares
Shares sold	2,050,936	2,567,800	28,816,682	66,022,421
Shares issued through dividend reinvestment	-	1,179,490	978,984	6,151,570
Shares repurchased	(1,469,052)	(2,105,263)	(31,913,078)	(33,128,690)
Institutional shares
Shares sold	612,711	-	22,549,990	32,466,571
Shares issued through dividend reinvestment	-	-	321,006	1,492,438
Shares repurchased	(436)	-	(8,902,957)	(9,000,677)
Net increase (decrease) in shares outstanding
Investor shares	581,884	1,642,027	(2,117,412)	39,045,301
Institutional shares	612,275	-	13,968,039	24,958,332

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

$2,661,655	$3,482,683	$1,690,002	$2,166,894
82,810,091	43,998,833	17,686,548	7,536,082
-	-	-	-
(44,811,510)	52,897,765	9,637,569	18,808,437
-	-	-	-
$40,660,236	$100,379,281	$29,014,119	$28,511,413

-	(12,941,659)	-	(2,180,581)
-	-	-	-

-	(33,400,849)	-	(3,439,920)
-	-	-	-
$-	$(46,342,508)	$-	$(5,620,501)

456,245,664	298,267,377	324,642,608	91,026,928
-	43,892,018	-	5,308,798
(93,477,782)	(101,804,232)	(65,461,669)	(55,092,184)

21,926,672	-	3,093,791	-
-	-	-	-
(515,171)	-	-	-
384,179,383	240,355,163	262,274,730	41,243,542
$424,839,619	$294,391,936	$291,288,849	$64,134,454

770,331,823	475,939,887	305,296,839	241,162,385
$1,195,171,442	$770,331,823	$596,585,688	$305,296,839
$3,827,423	$1,165,768	$1,690,087	$86

14,774,486	10,193,157	13,010,480	3,488,133
-	1,462,440	-	192,747
(3,024,608)	(3,567,129)	(2,362,802)	(2,148,487)

698,341	-	111,569	-
-	-	-	-
(16,480)	-	-	-

11,749,878	8,088,468	10,647,678	1,532,393
681,861	-	111,569	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2015

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2015 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Investment income from operations
Net investment income	$90,506	$59,927	$1,937,971	$3,366,046
Net realized gain from securities transactions	216,224	3,869	52,957	2,584,546
Net realized loss on foreign currency related transactions	(69,779)	(27,248)	-	-
Net change in unrealized appreciation (depreciation) of securities	(336,834)	427,819	(1,796,540)	1,929,191
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	4,753	(198,332)	-	-
Increase (decrease) in net assets resulting from operations	$(95,130)	$266,035	$194,388	$7,879,783
Distributions
From net investment income
Investor shares	-	(77,599)	(1,913,483)	(4,034,311)
Institutional shares	-	-	(8,829)	-
From realized capital gains
Investor shares	-	-	-	(1,559,479)
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$(77,599)	$(1,922,312)	$(5,593,790)
Capital share transactions
Investor shares
Proceeds from sale of shares	5,961,566	4,216,902	26,149,119	48,839,061
Reinvestment of dividends	-	77,363	1,755,004	5,064,364
Shares repurchased	(4,076,419)	(401,104)	(34,570,552)	(39,365,324)
Institutional shares
Proceeds from sale of shares	4,201,494	-	2,890,993	-
Reinvestment of dividends	-	-	8,451	-
Shares repurchased	-	-	(5,615)	-
Increase (decrease) in net assets from capital share transactions	6,086,641	3,893,161	(3,772,600)	14,538,101
Increase (decrease) in net assets	$5,991,511	$4,081,597	$(5,500,524)	$16,824,094
Net Assets
Beginning of year	7,457,477	3,375,880	192,613,856	175,789,762
End of period	$13,448,988	$7,457,477	$187,113,332	$192,613,856
Undistributed net investment income (loss)	$83,317	$(7,190)	$200,761	$-
Shares issued and redeemed
Investor shares
Shares sold	346,536	249,745	1,561,805	2,911,578
Shares issued through dividend reinvestment	-	4,621	104,844	303,000
Shares repurchased	(229,046)	(23,728)	(2,072,602)	(2,354,313)
Institutional shares
Shares sold	236,310	-	174,180	-
Shares issued through dividend reinvestment	-	-	510	-
Shares repurchased	-	-	(340)	-
Net increase (decrease) in shares outstanding
Investor shares	117,490	230,638	(405,953)	860,265
Institutional shares	236,310	-	174,350	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

On April 24, 2015, the Parnassus Small Cap Fund merged into the Parnassus Mid Cap Fund.

The Parnassus Funds trust now includes the Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Asia Fund – Institutional Shares, which commenced operations on April 30, 2015. The Parnassus Income Funds trust now includes the Parnassus Fixed Income Fund – Institutional Shares, which commenced operations on April 30, 2015.

The Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund have been renamed to the Parnassus Fund – Investors Shares, the Parnassus Endeavor Fund – Investor Shares, the Parnassus Mid Cap Fund – Investor Shares, the Parnassus Asia Fund – Investor Shares and the Parnassus Fixed Income Fund – Investor Shares, respectively, on May 1, 2015.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by Funds’ pricing vendor on the valuation date. Purchases and sales of investment

PARNASSUS FUNDS	Semiannual Report • 2015

Notes to Financial Statements (continued)

securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes

Semiannual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund hold debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities

PARNASSUS FUNDS	Semiannual Report • 2015

Notes to Financial Statements (continued)

based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

Tax Matters and Distributions

At June 30, 2015, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$685,333,635	$9,057,471,796	$1,026,893,377	$478,129,439	$12,367,566	$180,340,048
Unrealized appreciation	$93,728,194	$2,388,131,796	$115,899,657	$86,287,963	$700,118	$1,555,151
Unrealized depreciation	23,180,981	160,748,979	14,033,434	9,292,500	665,208	1,320,801
Net unrealized appreciation	$70,547,213	$2,227,382,817	$101,866,223	$76,995,463	$34,910	$234,350

At December 31, 2014, there were no estimated net capital loss carry forwards for the Parnassus Funds.

Semiannual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Post-October capital losses as of December 31, 2014, which are deferred until 2015 for income tax purposes were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Mid Cap Fund	$447,871
Parnassus Asia Fund	29,385

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2014. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2014. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2015, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$23,376,500	$-	$-	$23,376,500

Consumer Staples	42,993,000	-	-	42,993,000

Financials	149,935,000	-	-	149,935,000

Healthcare	94,006,300	-	-	94,006,300

Industrials	104,196,750	-	-	104,196,750

Information Technology	326,698,800	-	-	326,698,800

Materials	13,936,500	-	-	13,936,500

Short-Term Investments	50,188,468	-	2,780,867	52,969,335
Total	$805,331,318	$-	$2,780,867	$808,112,185

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$546,701,425	$-	$-	$546,701,425

Consumer Staples	2,066,797,463	-	-	2,066,797,463

Energy	337,960,000	-	-	337,960,000

Financials	652,628,772	-	-	652,628,772

Healthcare	1,449,512,484	-	-	1,449,512,484

Industrials	2,582,033,901	-	-	2,582,033,901

Information Technology	2,545,503,999	-	-	2,545,503,999

Materials	512,149,928	-	-	512,149,928

Utilities	591,487,037	-	-	591,487,037

Short-Term Investments	618,749,105	-	11,427,772	630,176,877
Total	$11,903,524,114	$-	$11,427,772	$11,914,951,886

PARNASSUS FUNDS	Semiannual Report • 2015

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$19,611,000	$-	$-	$19,611,000

Consumer Staples	78,312,700	-	-	78,312,700

Financials	166,085,000	-	-	166,085,000

Healthcare	133,556,600	-	-	133,556,600

Industrials	141,741,500	-	-	141,741,500

Information Technology	589,452,800	-	-	589,452,800

Short-Term Investments	148,983,710	-	-	148,983,710
Total	$1,277,743,310	$-	$-	$1,277,743,310

Parnassus Mid Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$70,074,056	$-	$-	$70,074,056

Consumer Staples	24,238,692	-	-	24,238,692

Energy	16,011,875	-	-	16,011,875

Financials	98,855,048	-	-	98,855,048

Healthcare	65,709,845	-	-	65,709,845

Industrials	115,879,975	-	-	115,879,975

Information Technology	81,580,592	-	-	81,580,592

Materials	38,415,946	-	-	38,415,946

Utilities	44,215,914	-	-	44,215,914

Short-Term Investments	61,026,704	-	-	61,026,704
Total	$616,008,647	$-	$-	$616,008,647

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$244,691	$-	$244,691

China	2,191,703	-	-	2,191,703

Hong Kong	509,192	1,686,059	-	2,195,251

Indonesia	-	754,777	-	754,777

Japan	243,265	1,616,275	-	1,859,540

Philippines	-	393,255	-	393,255

Singapore	380,912	649,750	-	1,030,662

South Korea	-	367,801	-	367,801

Taiwan	704,060	2,174,331	-	2,878,391

Thailand	-	486,405	-	486,405

Short-Term Investments	330,584	-	-	330,584
Total	$4,359,716	$8,373,344	$-	$12,733,060

Semiannual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$-	$7,393,114	$-	$7,393,114

Convertible Bonds	-	1,495,156	-	1,495,156

Corporate Bonds	-	79,304,911	-	79,304,911

Federal Agency Mortgage-Backed Securities	-	39,390,323	-	39,390,323

Supranational Bonds	-	8,964,518	-	8,964,518

U.S. Government Treasury Bonds	-	44,026,376	-	44,026,376

Short-Term Investments	1,673,727	-	2,456,439	4,130,166
Total	$1,673,727	$180,574,398	$2,456,439	$184,704,564

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2015:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2014	$2,069,649	$11,636,635	$2,382,055
Discounts/premiums amortization	(38,782)	(208,863)	74,384
Purchases	2,250,000	9,400,000	-
Sales	(1,500,000)	(9,400,000)	-
Balance as of June 30, 2015	$2,780,867	$11,427,772	$2,456,439

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$2,298,923	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$481,944	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,699,874	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,727,898	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

PARNASSUS FUNDS	Semiannual Report • 2015

Notes to Financial Statements (continued)

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fixed Income Fund
Community Development Loans	$2,456,439	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2015 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$306,737,452	$-	$239,144,151
Parnassus Core Equity Fund	116,359,462	2,032,462,679	-	1,647,293,263
Parnassus Endeavor Fund	-	659,686,312	-	249,562,968
Parnassus Mid Cap Fund	-	133,137,839	-	118,626,910
Parnassus Asia Fund	-	7,076,654	-	1,565,840
Parnassus Fixed Income Fund	-	45,622,601	-	43,118,500

The above includes purchases and sales of U.S. Government securities in the amount of $8,999,219 and $15,954,922, respectively, within the Parnassus Fixed Income Fund.

Semiannual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the six-month period ended June 30, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.77% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares and 1.25% of net assets for the Parnassus Asia Fund – Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2015.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares does not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2015, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

PARNASSUS FUNDS	Semiannual Report • 2015

Notes to Financial Statements (continued)

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2015 is set forth below.

	Beginning shares as of January 1, 2015	Shares purchased	Shares sold	Ending shares as of June 30, 2015	Market Value of affiliates at June 30, 2015	Dividend Income January 1, 2015 to June 30, 2015

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	1,941,000	134,303	-	2,075,303	$170,465,388	$2,562,120
Iron Mountain Inc.	9,913,000	630,000	-	10,543,000	326,833,000	9,716,600
Northwest Natural Gas Co.	2,300,000	-	-	2,300,000	97,014,000	2,139,000
Questar Corp.	8,743,343	472,035	-	9,215,378	192,693,554	3,737,376
WD-40 Co.	1,220,000	-	-	1,220,000	106,335,200	927,200
Xylem Inc.	7,500,000	1,998,005	-	9,498,005	352,091,045	2,337,084
Total Affiliates					$1,245,432,188	$21,419,380

Semiannual Report • 2015	PARNASSUS FUNDS

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PARNASSUS FUNDS	Semiannual Report • 2015

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2015 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	$48.09	$0.34	$1.23	$1.57	$-	$-	$-	$-
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
Parnassus Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)(d)	49.99	0.34	(0.66)	(0.32)	-	-	-	-
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	40.69	0.37	(0.85)	(0.48)	(0.19)	-	-	(0.19)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)	40.75	0.37	(0.81)	(0.44)	(0.23)	-	-	(0.23)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	29.95	0.19	1.19	1.38	-	-	-	-
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	-	(1.14)
Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)(d)	31.34	0.19	(0.19)	-	-	-	-	-

Semiannual Report • 2015	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$49.66	9.56%	$730,158	0.84%		0.84%		1.40%		33.91%
48.09	14.68	679,130	0.84		0.84		0.47		60.44
45.86	34.22	572,301	0.86		0.86		0.54		64.87
40.62	26.04	470,136	0.90		0.90		0.70		52.72
35.23	(5.01)	354,572	0.94		0.94		0.33		74.43
40.49	16.71	444,457	0.97		0.97		0.42		51.77
Parnassus Fund – Institutional Shares
49.67	9.58 (e)	30,411	0.70	(f)	0.70	(f)	5.56	(f)	33.91	(e)
Parnassus Core Equity Fund – Investor Shares
40.02	4.46	8,333,087	0.88		0.88		1.80		14.87
40.69	14.48	8,558,905	0.87		0.87		0.89		14.32
36.68	34.01	6,282,235	0.87		0.87		1.28		16.93
29.20	15.43	4,023,309	0.90		0.90		1.38		24.34
26.35	3.13	3,398,905	0.94		0.94		1.19		63.04
26.31	8.89	3,150,408	0.99		0.99		1.23		54.30
Parnassus Core Equity Fund – Institutional Shares
40.08	4.67	3,534,113	0.67		0.67		2.02		14.87
40.75	14.71	3,024,069	0.67		0.67		0.83		14.32
36.73	34.13	1,809,054	0.69		0.69		1.44		16.93
29.26	15.64	1,006,980	0.68		0.68		1.59		24.34
26.41	3.40	630,035	0.70		0.70		1.43		63.04
26.36	9.07	407,423	0.75		0.75		1.54		54.30
Parnassus Endeavor Fund – Investor Shares
31.33	13.85	1,173,802	0.99		0.95		1.47		27.91
29.95	18.51	770,332	1.02		0.95		0.62		39.51
26.99	31.15	475,940	1.07		1.07		0.53		41.20
22.17	22.03	281,029	1.14		1.14		0.54		69.25
19.64	(1.62)	216,269	1.16		1.16		0.22		47.22
20.81	12.96	143,491	1.25		1.20		0.09		53.85
Parnassus Endeavor Fund – Institutional Shares
31.34	13.88 (e)	21,369	0.75	(f)	0.75	(f)	4.85	(f)	27.91	(e)

PARNASSUS FUNDS	Semiannual Report • 2015

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	$27.40	$0.17	$(0.33)	$(0.16)	$-	$-	$-	$-
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)(d)	27.85	0.17	(0.75)	(0.58)	-	-	-	-
Parnassus Asia Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	16.72	0.20	(0.11)	0.09	-	-	-	-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)(d)	18.00	0.11	(1.29)	(1.18)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2015 (unaudited)	16.66	0.23	(0.21)	0.02	(0.17)	-	-	(0.17)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (h)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2015 (unaudited)(d)	16.71	0.23	(0.36)	(0.13)	(0.07)	-	-	(0.07)

Semiannual Report • 2015	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Mid Cap Fund – Investor Shares
$27.24	3.53%		$593,543	1.07%		0.99%		1.78%		28.67%
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
17.69	3.33		61,299	1.24		1.20		0.35		38.67
18.25	18.70		36,811	1.46		1.20		1.73		53.22
Parnassus Mid Cap Fund – Institutional Shares
27.27	3.65	(e)	3,043	0.75	(f)	0.75	(f)	5.45	(f)	28.67	(e)
Parnassus Asia Fund – Investor Shares
16.81	(2.03)		9,474	2.36		1.25		2.21		15.25
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
16.82	(1.96	)(e)	3,975	1.02	(f)	1.02	(f)	4.29	(f)	15.25	(e)
Parnassus Fixed Income Fund – Investor Shares
16.51	1.11		184,235	0.79		0.68		2.65		23.09
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45
17.53	7.24		211,723	0.81		0.75		1.92		29.25
16.90	6.61		180,186	0.83		0.75		2.60		56.06
Parnassus Fixed Income Fund – Institutional Shares
16.51	1.14	(e)	2,878	0.49	(f)	0.49	(f)	15.57	(f)	23.09	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.77% for the Parnassus Fund – Institutional Shares, 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institiutional Shares, the Parnassus Asia Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through June 30, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

PARNASSUS FUNDS	Semiannual Report • 2015

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 26, 2015 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;
•

the degree to which the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;
•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;
•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;
•	the expense ratio of each of the Funds; and
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2014 and to the Universe of comparable mutual funds as determined by Lipper. The Independent Trustees noted that the performance for the Parnassus Fund, Parnassus Core Equity Fund and the Parnassus Endeavor Fund was above the median of the Universe for all time periods under review. The performance for the Parnassus Mid Cap Fund was above the median of the Universe for the one-, four- and five-year periods and was below the median for the two- and three-year periods under review. The Parnassus Asia Fund was above the median of the Universe for all time periods under review. The Independent Trustees further noted that the performance of the Parnassus Fixed Income Fund was below the median performance of the Universe for all time periods under review. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

Semiannual Report • 2015	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for Parnassus Fund, Parnassus Core Equity Fund, Parnassus Mid Cap Fund and Parnassus Endeavor Fund, equal to the median for Parnassus Fixed Income Fund and above the median for Parnassus Asia Fund in each of their respective Universe. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PARNASSUS FUNDS	Semiannual Report • 2015

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

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www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2015	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 7, 2015

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 7, 2015

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer